                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


                                    )
IN RE:                              )       CHAPTER 11
                                    )
GRANT GEOPHYSICAL, INC.,            )       CASE NO. 96-1936 (HSB)
                                    )
                 DEBTOR.            )
                                    )


              JOINT STIPULATION AND AGREED ORDER AUTHORIZING FINAL
                 FINANCING, GRANTING SENIOR LIENS AND PRIORITY
                  ADMINISTRATIVE EXPENSE STATUS, PROVIDING FOR
                  ADEQUATE PROTECTION, MODIFYING THE AUTOMATIC
                   STAY, AND AUTHORIZING DEBTOR TO ENTER INTO
                  AGREEMENTS WITH FOOTHILL CAPITAL CORPORATION


         THIS MATTER came before the Court on January __, 1997, upon the Verified Motion For An Order Authorizing Debtor To Obtain Secured Post-Petition Financing Pursuant To 11 U.S.C. Section 364 (b) and (c), of Grant Geophysical, Inc., Debtor and Debtor-in-Possession (the "Debtor"), dated December 6, 1996 (the "Financing Motion"), seeking, inter alia, (i) authority pursuant to Sections 364(c)(1), 364(c)(2), and 364(c)(3) of the United States Bankruptcy Code, 11 U.S.C. Sections 101, et seq. (the "Code"), and Rules 4001 and 9014 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") for the Debtor to obtain post-petition loans and advances of up to the aggregate outstanding amount from time to time of $12,500,000, inclusive of the amount of all pre-petition indebtedness owed from time to time by the Debtor to Foothill Capital Corporation ("Foothill"), the debtor-in-possession financier, secured by (A) except as otherwise set forth herein, first-priority security interests in and liens upon all of the Collateral (as hereinafter defined) and (B) security interests in and liens upon all of the Collateral, pursuant

JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 1 -
to Sections 364(c)(2) and 364(c)(3) of the Code, (ii) authority for the Debtor to ratify, extend, assume, adopt, amend, and perform under the existing loan, financing, and security agreements by and between the Debtor and Foothill, pursuant to the terms of the Loan Documents (as defined hereinafter) and the Ratification and Amendment Agreement (together with any amendment thereto, the "Ratification Agreement"), filed as an Addendum to the Financing Motion (the "Addendum") and incorporated herein for all purposes, (iii) approval of the terms and conditions of the loan, financing, and security agreements by and between the Debtor and Foothill, as so ratified, extended, assumed, adopted and amended, (iv) the modification of the automatic stay to the extent provided below, (v) granting of adequate protection to Foothill for the Pre-Petition Collateral (as defined hereinafter), inclusive of "cash collateral" derived therefrom within the meaning of Section 363(a) of the Code, and (vi) the granting to Foothill of its super-priority administrative claim status pursuant to Section 364(c)(1) of the Code. The Debtor has represented to the Court that it will comply with the terms of this Joint Stipulation And Agreed Order Authorizing Final Financing, Granting Senior Liens And Priority Administrative Expense Status, Providing For Adequate Protection, Modifying The Automatic Stay, And Authorizing Debtor To Enter Into Agreements With Foothill Capital Corporation (this "Final Financing Order"). Various creditors appeared by and through their respective counsel and announced to the Court that they had no objections to the Financing Motion, to the extent of the final financing sought therein, based on the changes now reflected in this Final Financing Order and Amendment Number One to Ratification and Amendment Agreement ("Amendment No. One") attached hereto and incorporated herein for all purposes. All remaining objections to the Financing Motion have been overruled by this Court. The Court finds notice to have been sufficient and adequate under the particular circumstances of this case. The parties hereto have





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 2 -
stipulated and agreed as follows, and based upon the pleadings and the proffers of evidence and representations of counsel, the Court hereby adopts said stipulation and agreement as findings of fact and conclusions of law(1) to permit financing of the Debtor on a final basis.


                              I.  FINDINGS OF FACT

         1. Adequate notice and opportunity for hearing have been given for the Financing Motion, to the extent of the final financing sought therein, in accordance with the provisions of 11 U.S.C. Sections 102, 361, 362, 363 and 364, and Bankruptcy Rules 4001(c) and (d) and 9006. This is a core proceeding as defined in 28 U.S.C. Sections 157(b)(2)(A),(D),(G),(K),(M), and (O).

         2. The Debtor filed its Voluntary Petition for reorganization under Chapter 11 of the Code on December 6, 1996 (such date, and the specific time of filing on such date, being referred to as the "Petition Date"), and thereafter continued in the management and possession of its business and properties as Debtor-in-Possession pursuant to Sections 1107 and 1108 of the Code.

         3. Foothill has agreed to provide post-petition loans and advances to or for the benefit of the Debtor pursuant to the terms of certain loan, financing, and security agreements executed and delivered by the Debtor with, to, or in favor of Foothill, including, without limitation, the agreements set forth in the Exhibit annexed to the Addendum and the Uniform Commercial Code financing statements filed or to be filed by Foothill against the Debtor set forth in an Exhibit annexed to the Addendum (all of such documents, security agreements, and financing statements, and all other related agreements, documents (including, without limitation, the Intercreditor Agreements (i) by and between Foothill and Madeleine LLC, f/k/a Madeline, L.L.C. ("Madeleine") and (ii) between and among Foothill, Input/Output, Inc. ("Input/Output") and Global Charter Corporation, (all as more fully described in Paragraph 9 of Part III of this Final Financing Order; collectively, the "Intercreditor Agreements"), notes, instruments, and guarantees creating or evidencing indebtedness of the Debtor to Foothill or granting collateral security of the Debtor in favor of Foothill, as the same now exist or may hereafter be amended, modified, supplemented, ratified, assumed, extended, renewed, restated, or replaced, being referred to herein collectively as the "Loan Documents").

         4. The Debtor admits, acknowledges, and stipulates that the principal amount of all obligations, liabilities, and indebtedness of the Debtor to Foothill, both absolute and contingent, existing prior to the commencement of the above-referenced Chapter 11 case (the "Case"), together with all interest, fees, commissions, costs, and expenses accrued and accruing with respect thereto (collectively, the "Pre-Petition Lender Debt") is $11,500,946, as of December 5, 1996. The Debtor stipulates (but not the Creditors' Committee) that the Pre-Petition Lender Debt is fully secured pursuant to the Loan Documents by the following (collectively, the




----------------------------

(1) To the extent any finding of fact is mischaracterized as a conclusion of law, it shall be deemed a finding of fact, and vice versa.


JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 3 -

"Pre-Petition Collateral"): (i) perfected and valid security interests in, and liens upon, all of the Debtor's property constituting the pre-petition collateral of Foothill and other security for the Pre-Petition Lender Debt as provided in the pre-petition Loan Documents; and (ii) all profits, income, and proceeds derived therefrom, and all accessions, substitutions, renewals, improvement, replacements, and additions thereof, now owned or hereafter acquired by the Debtor, and all rights and property of any kind forming the subject matter of any of the foregoing existing as of the Petition Date, together with all post-petition proceeds and products thereof under 11 U.S.C.
Section 552(b). The preceding admissions of the Debtor are without prejudice to the rights of the Creditors' Committee (as defined below) or other parties in interest to file a complaint with respect to, or otherwise object to, the Pre-Petition Lender Debt and the liens with respect to same as provided for below.

         5. The Debtor further admits, acknowledges, and stipulates that the Pre-Petition Lender Debt is valid and enforceable and is not subject to offset, credit, or counterclaim, and that the liens on the Pre-Petition Collateral securing repayment of the Pre-Petition Lender Debt are valid, perfected, and unavoidable. The preceding admissions of the Debtor are without prejudice to the rights of the Creditors' Committee or other parties in interest to file a complaint with respect to, or otherwise object to, the Pre-Petition Lender Debt and the liens with respect to same as provided for below.

         6. Without the proposed financing, the Debtor will suffer immediate and irreparable harm insofar as it will not have the funds necessary to pay its post-petition payroll, payroll taxes, inventory suppliers, overhead, and other expenses necessary for the continued operation of the Debtor's business and the management and preservation of its assets and properties.

         7. The Debtor has requested that Foothill make loans and advances to or for the benefit of the Debtor to provide funds, inter alia, to be used for such purposes described in Paragraph 6 above.

         8. All such loans and advances by Foothill will benefit the Debtor and its estate.

         9. Foothill is willing to make such loans and advances on a secured basis, as more particularly described herein and subject to the terms and conditions contained herein and in the Loan Documents.

         10. The ability of the Debtor to continue in business and remain a viable entity and thereafter reorganize under Chapter 11 of the Code depends upon obtaining such financing from Foothill. Nevertheless, the financing from Foothill is intended to "bridge" the financing of the Debtor's operations until the Debtor can consummate a Recapitalization (as such term is defined in Amendment No. One). The Debtor covenants that it shall exercise its best efforts to immediately market and, as soon as reasonably practicable, consummate a Recapitalization. The Debtor acknowledges that such Recapitalization is the principal means of satisfying the claims of creditors in this Case. In addition, the Debtor has filed applications to retain the services of an investment banker, a real estate broker, and an experienced executive to manage the Debtor, all





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ORDER AUTHORIZING FINAL, ETC. - 4 -
in an effort to facilitate this process and expedite the marketing and Recapitalization of the Debtor, as required under the Loan Documents and Interim Financing Order (as defined below).

         11. The relief requested in the Financing Motion is necessary, essential, and appropriate for the continued operation of the Debtor's business and the management and preservation of its assets and properties.

         12. The Debtor is unable to obtain unsecured credit allowable under Section 503(b)(1) of the Code, or pursuant to Sections 364(a) and (b) of the Code.

         13. No practical source of financing exists other than Foothill since the Debtor acknowledges that (a) all of its cash is "cash collateral" of Foothill under Section 363(a) of the Code (the "Cash Collateral"), and (b) Foothill does not consent to the Debtor's use of such Cash Collateral. Moreover, the uncertainty of the Debtor's ability to obtain the use of Cash Collateral over the objections of Foothill would lead to uncertainty by other trade creditors and would not be beneficial to the Debtor's reorganization efforts. In addition, Cash Collateral alone would not be sufficient to allow the Debtor to continue in business and remain a viable entity and reorganize under Chapter 11 of the Code. The Debtor's only means of obtaining funding is a debtor-in-possession loan facility pursuant to Section 364 of the Code.

         14. The Financing Motion (seeking interim and final financing therein) was filed on December 6, 1996, and the Debtor provided actual notice of the terms of the Financing Motion, and the relief requested thereunder by first- class mail, postage prepaid, or overnight courier on December 6, 1996, to (a) the Office of the United States Trustee, (b) the attorneys for Foothill,
(c) the attorneys for Madeleine, (d) the 20 largest unsecured creditors of the Debtor, (e) the Creditors' Committee, (f) all creditors known to the Debtor who may have liens against the Debtor's assets, (g) all factors and vendors as of the Petition Date who have deposits or other security that exceeds the amount owed to such factor and/or vendor, to the extent known, (h) all parties in interest who have filed a notice of appearance in the Case from and after the date of the Financing Motion, and (i) all parties in interest who have requested such information.

         15. On December 6, 1996, this Court granted the Financing Motion (to the extent of the interim financing sought therein), and the Court entered a certain Joint Stipulation and Agreed Order Authorizing Interim Financing, Granting Senior Liens And Priority Administrative Expense Status, Providing For Adequate Protection, Modifying The Automatic Stay, And Authorizing Debtor To Enter Into Agreements With Foothill Capital Corporation (the "Interim Financing Order"). Pursuant to the terms of the Interim Financing Order, the Debtor was authorized to enter into the debtor-in-possession loan facility pursuant to the terms and conditions of the Loan Documents and borrow from Foothill, on an interim basis, an amount not to exceed the aggregate principal amount of $12,500,000, inclusive of the Pre- Petition Lender Debt outstanding as of the Petition Date. Foothill thereafter made advances to the Debtor through and including the date of the entry of this Final Financing Order. By virtue of the Interim Financing Order, Foothill is entitled to all of the rights, priorities, liens, and protections provided to Foothill under the terms of the Interim Financing Order; provided, however, that nothing contained in the Interim Financing Order (or, for that matter, the Final Financing Order)





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ORDER AUTHORIZING FINAL, ETC. - 5 -
should be construed to authorize or otherwise grant to Foothill a priming lien under Section 364(d) of the Code.

         16. The Court originally set a deadline to object to the Financing Motion (as to the final financing sought therein) for January 3, 1997 at 4:00 p.m. E.S.T.

         17. On December 18, 1996, an Official Committee of Unsecured Creditors (the "Creditors' Committee") was appointed in the Case. On December 24, 1996, the U.S. Trustee's office appointed an additional member to the Creditors' Committee.

         18. Various objections were timely filed to the Financing Motion and these objections have either been resolved by the form of this Final Financing Order or are otherwise overruled by this Court.

         19. Sufficient and adequate notice of the Financing Motion (as to the final financing sought therein) and the hearing with respect thereto have been given pursuant to Bankruptcy Rules 2002, 4001(c) and 9014 and Section 102(1) of the Code as required by Section 364(c) of the Code, and no further notice of, or hearing on, the relief sought in the Financing Motion (as the final financing sought therein) is necessary or required.

         20. Consideration of the Financing Motion constitutes a "core proceeding" as defined in 28 U.S.C. Sections 157(b)(2)(A), (D), (G), (K), (M), and (O). This Final Financing Order is subject to, and Foothill is entitled to the benefits of, the provisions of Section 364(e) of the Code. This Court has jurisdiction over this proceeding and the parties and property affected hereby pursuant to 28 U.S.C. Sections 157(b)(2)(A), (D), (G), and (M) and 1334.

         21. The terms of the Loan Documents by and between the Debtor and Foothill, pursuant to which post-petition loans and advances may be made to or for the benefit of the Debtor by Foothill, have been negotiated at arms' length and in good faith, as that term is used in Section 364(e) of the Code, and are in the best interests of the Debtor. Foothill shall be given all the protections of entities that have extended credit in good faith under Section 364(e) of the Code.

         22. Good, adequate, and sufficient cause has been shown to justify the granting of the relief requested herein.

         WHEREUPON, this Court makes the following conclusions of law:

                            II.  CONCLUSIONS OF LAW

         A. Foothill is entitled to the liens and protections of a good-faith lender under Sections 364(c)(1), (c)(2), and (c)(3) and 364(e) of the Code, as provided herein.

         B. Foothill, as the holder of a secured claim against the Debtor, is entitled to adequate protection of its interests in the Pre-Petition Collateral under Sections 361, 362, and





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ORDER AUTHORIZING FINAL, ETC. - 6 -

363 of the Code and the provisions of Section 506(b) of the Code as a consequence of the value of the Collateral (as hereinafter defined).

         C. The entry of this Final Financing Order is in the best interest of the Debtor, its creditors, and its bankruptcy estate.

         D. Good and sufficient notice of the Financing Motion, with respect to the request therein for the entry of this Final Financing Order, and of the hearing thereon has been provided in accordance with Sections 102(1) and 364(c)(1), (2), and (3) of the Code, Bankruptcy Rule 2002, and any requests for other and further notice shall be and are hereby dispensed with and waived.

         E. The relief granted by this Court pursuant to this Final Financing Order is necessary to the continued operations of the Debtor's business and is in the best interests of its estate.

                           III.  ORDERS OF THE COURT

         BASED UPON THE FOREGOING, it is therefore ORDERED as follows:

         1. The Financing Motion (as to the final financing sought therein, as modified herein) is granted, and it is hereby approved.

         2. The Debtor is hereby authorized and empowered to borrow from Foothill on a revolving basis in accordance with the Loan Documents, pursuant to the terms of this Final Financing Order and the terms and conditions set forth in the Loan Documents, in such amount or amounts as may be made available to or for the benefit of the Debtor from Foothill, which shall for such period not exceed the aggregate principal amount of $12,500,000, inclusive of the Pre-Petition Lender Debt outstanding as of the Petition Date subject to the terms of the Loan Documents. To the extent the terms and conditions of the Loan Documents are in conflict with the terms and conditions of this Final Financing Order, the terms and conditions of this Final Financing Order shall control.

         3. During the term of this Final Financing Order, the Debtor shall use the proceeds of the loans solely to fund the Debtor's working capital needs, issue commercial or standby letters of credit and for other general corporate purposes.

         4. The Debtor is authorized and directed to execute, deliver, perform, and comply with the terms and conditions of the Loan Documents (inclusive of the Ratification Agreement), pursuant to which (a) the Debtor ratified, extended, assumed, adopted and amended the Loan Documents, and agreed to be bound thereby, and (b) the Debtor agreed to perform and comply with the terms and conditions of the Loan Documents.

         5. The terms and conditions of the Loan Documents, as so ratified, extended, assumed, adopted and amended, shall be deemed to be incorporated into the terms and conditions





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ORDER AUTHORIZING FINAL, ETC. - 7 -
of this Final Financing Order and shall be sufficient and conclusive evidence of the borrowing arrangements by and between the Debtor and Foothill, and of the Debtor's assumption and adoption of the terms and conditions of the Loan Documents, for all purposes, including the payment of all interest, closing fees, commitment fees, servicing fees, letter of credit fees, facility fees, additional commitment fees, early termination fees, other fees, and expenses as more fully set forth in the Loan Documents.

         6. The Debtor hereby acknowledges and agrees (and this Court hereby finds for all purposes in this Case, subject only to the rights of a Creditors' Committee and other parties in interest as hereinafter set forth in Paragraph 7 below), that as of the Petition Date: (a) the Loan Documents are valid and binding agreements and obligations of the Debtor to Foothill, (b) the Debtor owes to Foothill pursuant to the Loan Documents as of December 5, 1996, the approximate amount of $11,500,946, consisting of: (i) unpaid principal,
(ii) interest continuing to accrue on the foregoing obligations at the pre-default rate of interest provided under the Loan Documents, and (iii) the expenses of Foothill which are still accruing, (c) the security interests in and liens upon the Pre-Petition Collateral of Foothill are valid, perfected, enforceable and non-avoidable, (d) the pre-petition claims of Foothill against the Debtor and the estate of the Debtor are allowable and are valid, enforceable and non-avoidable (in the amount set forth above), (e) the Debtor does not possess and may not assert any claim, counterclaim, setoff or defense of any kind or nature which would in any way affect the validity, enforceability or non-avoidability of the amount set forth above, Foothill's security interests in and liens upon the Pre-Petition Collateral, or reduce or affect the obligation of the Debtor to pay the amount set forth above, and (f) Foothill and its agents and employees are released and discharged from all claims and causes of action arising out of the Loan Documents or Foothill's relationship with the Debtor prior to the entry of this Final Financing Order.

         7. The extent, validity, priority, perfection, and enforceability of the pre-petition liens or any other claims of Foothill, whatsoever against the Debtor, are for all purposes subject only to the rights of a duly appointed Creditors' Committee in the Debtor's Case and any party in interest for a period of ninety (90) days from the formation of the Creditors' Committee in this Case, to file a complaint pursuant to Bankruptcy Rule 7001 to invalidate, set aside, or subordinate the Pre-Petition Lender Debt and/or to object to the extent, validity, priority, or perfection of Foothill's pre-petition security interests and liens or to pursue the pre-petition claims against Foothill described in Paragraphs 6(e) and 6(f) of Part III immediately above. To the extent that Foothill's pre-petition security interests and liens are avoided, the replacement liens and security interests granted to Foothill under Paragraph 8 below are likewise avoided. If such complaint is not so timely filed, the Pre-Petition Lender Debt and Foothill's pre-petition security interests and liens shall be recognized as valid, binding, allowed and in full force and effect with respect to all parties in the Debtor's Case, including, without limitation, any Trustee or successor Trustee appointed hereafter, and as a fully secured claim pursuant to Sections 506(a) and (b) of the Code. The entry of this Order shall constitute an authorization of the Creditors' Committee to file an adversary proceeding to determine the validity, priority and extent of the Pre-Petition Lender Debt and liens with respect thereto of Foothill, to seek recovery of avoided pre- petition transfers from Foothill, to seek subordination of Foothill's Pre-Petition Lender Debt, or to pursue any other pre-petition claims against Foothill that the estate might have.





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         8.      Pursuant to Sections 364(c)(2) and (3) of the Code in
connection with the Post-Petition Lender Debt (as hereinafter defined) and as adequate protection replacement liens pursuant to Sections 361 and 363(e) of the Code in connection with any diminution in the value of the Pre-Petition Collateral, to secure the prompt payment and performance of any and all obligations, liabilities, and indebtedness of the Debtor to Foothill, of whatever kind or nature or description, consisting of all post-petition obligations, liabilities, and indebtedness of the Debtor arising under the Loan Documents, as amended by the Ratification Agreement, Foothill shall have and is hereby granted, effective on and after the date of this Final Financing Order, valid and perfected first-priority security interests and liens, superior to all other creditors of the estates of the Debtor (except with respect to

         (i) the collateral for which Madeleine holds a valid first-priority lien and security interest as recognized in the Madeleine Intercreditor Agreement and as set forth in Paragraph 9A below, and

         (ii) the collateral for which Input/Output holds a valid first-priority lien and security interest as recognized in the IOG Intercreditor Agreement (as defined below) and the Ratification Agreement, any valid purchase money security interests with respect to any valid purchase money security interests with respect to any equipment sold by Input/Output to the Debtor, and as set forth in Paragraph 9B below)

in and upon all of the properties and assets of the Debtor, real or personal, including but not limited to those assets described in the Loan Documents and hereafter-acquired real and personal property of the Debtor and its bankruptcy estate, whether acquired prior to or after the filing of the petition commencing the Case, whether now owned and existing or hereafter acquired, created or arising, and all products and proceeds thereof (including without limitation, claims of the Debtor against third parties for loss or damage to such property), including all accessions thereto, substitutions and replacements thereof, and wherever located, including, but not limited to, the following (collectively, the "Collateral"):

                 (a) all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to the Debtor arising out of the sale or lease of goods or the rendition of services by the Debtor, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor (collectively, the "Accounts");

                 (b) all of the Debtor's present and future general intangibles and other personal property (including contract rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents (including, but not limited to, all of the "Patent Collateral", as defined in that certain Patent Collateral Assignment, dated April 26, 1993, by and between Foothill and the Debtor), trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, monies due under any royalty or





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
         licensing agreements, infringements, claims, computer programs, computer discs, computer tapes, seismic data, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims, as well as all cash collateral that is hypothecated to secure letters of credit or bonding obligations) other than goods and Accounts (collectively, the "General Intangibles");

                 (c) all of the Debtor's present and future letters of credit, notes, drafts, instruments, certificated securities (including the shares of stock of any Subsidiary, as defined in the Loan Agreement), documents, personal property leases (wherein the Debtor is the lessor), chattel paper, and the Debtor's Books (as defined below) relating to any of the foregoing (collectively, the "Negotiable Collateral");

                 (d) all present and future inventory in which the Debtor has any interest, including goods (including seismic data to the extent the same is characterized as a good) held for sale or lease or to be furnished under a contract of service and all of the Debtor's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above (collectively, the "Inventory");

                 (e) all of the Debtor's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, dies, jigs, goods (other than consumer goods, farm products, or the Inventory), and any interest in any of the foregoing, wherever located, and all attachments, accessories, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located (collectively, the "Equipment");

                 (f) all of the Debtor's books and records including: ledgers; records indicating, summarizing, or evidencing the Debtor's assets or liabilities, or the Collateral; all information relating to the Debtor's business operations or financial condition; and all computer programs, disc or tape files, printouts, runs, or other computer prepared information, and the equipment containing such information (collectively, the "Debtor's Books"). Upon the written request by the Creditors' Committee to the Debtor and Foothill and subject to confidentiality, the Creditors' Committee shall be entitled to all or a portion of a copy of the Debtor's Books at the sole expense of the Creditors' Committee with due regard to cost - benefit concerns and reserving to the Court the right to resolve disputes, if any, regarding cost - benefit concerns;

                 (g) Notwithstanding anything to the contrary herein, expressly excluded from Foothill's collateral are all proceeds of claims of the Debtor for recovery or avoidance, as the case may be, of obligations, transfers of property, or interests in property, offsets, lawful currency of its equivalents, and other types or kinds of property (or the value thereof) recoverable or avoidable under Chapter 5 of the Code (collectively, the "Avoidance Recoveries"), exclusive of any Avoidance Recoveries against Foothill; but Foothill's collateral shall include Avoidance Recoveries against Foothill, recoveries on the Debtor's insurance policies for coverage of, inter alia, officers and directors, or other





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
         causes of action or proceeds thereof, not arising from the Debtor's avoidance powers under Chapter 5 of the Code. Foothill's lien on any such causes of action and insurance recoveries shall not be construed to divest the representatives of the estate of the Debtor from control over the prosecution of such causes of action, and Foothill agrees that it may not foreclose on same and that it shall subordinate its liens (except as to Avoidance Recoveries against Foothill) to the payment of the reasonable attorneys' fees, costs and expenses necessary to the prosecution of same;

                 (h) All of the Debtor's shares of stock, including, but not limited to, 1000 shares of common stock of Grant Tensor Geophysical Corporation U.K., a Texas corporation, 50,000 shares of common stock of Seiscom Delta United (International) Corporation, a California corporation, 10,000 shares of common stock of Oklahoma Seismic Corporation, which pledged shares constitute 100% of the fully diluted issued and outstanding shares of stock of each of these companies, together with all "Proceeds" (as defined in that certain Stock Pledge Agreement, dated April 26, 1993, by and between the Debtor and Foothill) (collectively, the "Stock");

                 (i) All real properties owned or leased by the Debtor, subject to valid and enforceable mortgages, if any, of third parties (collectively, the "Real Property");

                 (j) All of the Debtor's lock box accounts, collection accounts, deposit accounts, concentration accounts and asset sale accounts containing cash proceeds of the Collateral or advances made to the Debtor, all funds now or hereto held therein, all present or future claims, demands, and choses in action in respect thereof (collectively, the "Special Accounts"); and

                 (k) substitutions, replacements, additions, accessions, proceeds, products to or of any of the foregoing, including, but not limited to, proceeds of insurance covering any of the foregoing, or any portion thereof, and any and all Accounts, General Intangibles, Negotiable Collateral, Inventory, Equipment, Stock, Real Property, Special Accounts, money, or other tangible or intangible property resulting from the sale or other disposition of the Accounts, General Intangibles, Negotiable Collateral, Inventory, Equipment, Stock, the Real Property, the Special Accounts or any portion thereof or interest therein and the proceeds thereof.

         9. Notwithstanding anything to the contrary set forth in Paragraph 8 above, the security interests in and liens of Foothill upon the Collateral shall not have priority over the following liens and security interests (the "Existing Liens") and other interests described below:

                 (a) the prior liens on the Debtor's property described on Exhibit B to Amendment No. One and incorporated herein for all purposes and any other existing liens on or interests in the Debtor's property (including such property listed thereon or otherwise encumbered and such proceeds thereof), so long as (i) such liens are valid, perfected, purchase money, and non-avoidable in accordance with applicable law, and (ii) the foregoing is without prejudice to the rights of the Debtor, any Creditors' Committee





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 11 -
         in the Case, or any other party in interest, including Foothill, to object to the validity, priority, or extent of such liens, or the allowance of such debts secured thereby, described on such Exhibit B, or institute any actions or adversary proceedings with respect thereto;

                 (b) the prior liens in favor of Banco Wiese Ltdo. on certain of Debtor's contracts described on Exhibit C to Amendment No. One and incorporated herein for all purposes), so long as (i) such liens are valid, perfected, and non-avoidable security interests, in accordance with applicable law, and (ii) the foregoing is without prejudice to the rights of the Debtor, any Creditors' Committee in the Case, or any other party in interest, including Foothill, to object to the validity, priority, or extent of liens, or the allowance of such debts secured thereby, described on such Exhibit B, or institute any actions or adversary proceedings with respect thereto;

                 (c) the quarterly fees payable to the United States Trustee pursuant to 28 U.S.C. Section 1930 or fees of the Clerk of the Court;

                 (d) liens and security interests in favor of Wells Fargo Bank (Texas), National Association ("Wells Fargo"), which cover deposits and funds held by Wells Fargo securing reimbursement obligations of the Debtor relating to letters of credit issued for the benefit of any surety in conjunction with certain bonded operations of the Debtor's business, such as explosive permits, highway use, hole-plugging obligations, etc., so long as (i) such liens are valid, perfected, and non-avoidable security interests, in accordance with applicable law, and (ii) the foregoing is without prejudice to the rights of the Debtor, any Creditors' Committee in the Case, or any other party in interest, including Foothill, to object to the validity, priority, or extent of such liens, or the allowance of such debts secured thereby, or to institute any actions or adversary proceedings with respect thereto;

                 (e) interests of other parties claiming ownership of property under leases of such property to the Debtor; and

                 (f) the prior liens in favor of Teachers Insurance and Annuity Association of America on the Houston Facility, so long as (i) such lien is valid, perfected, and non-avoidable, in accordance with applicable law, and (ii) the foregoing is without prejudice to the rights of the Debtor, any Creditors' Committee in the Case, or any other party in interest, including Foothill, to object to the validity, priority, or extent of such liens, or the allowance of such debts secured thereby, or to institute any actions or adversary proceedings with respect thereto.

Notwithstanding the foregoing, to the extent that the interests of lessor-parties listed in Exhibit B or of any other party claiming ownership of property leased to the Debtor or other parties subrogated to such parties' rights are not leases but are, in fact, determined by the Court, after notice and a hearing, to be disguised financing transactions and, furthermore, that such interests are not valid, perfected, non-avoidable purchase money security interests, Foothill's liens shall be prior to such interests.





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 12 -

         9A.     In furtherance of the foregoing, and as adequate protection to
Madeleine to the extent of the amount of diminution in the value of the Madeline Collateral (as defined in the Intercreditor Agreement, dated February 20, 1996), as amended, between Foothill and Madeleine (the "Madeleine Intercreditor Agreement"), including diminution from the use thereof, Madeleine shall have a second priority lien on and security interest in the Foothill Collateral (as defined in the Madeleine Intercreditor Agreement), to the extent, and only to the extent, such collateral was pre-petition collateral subject to valid Madeleine liens, junior in all respects to the lien and security interest of Foothill therein, and a first priority lien on and security interest in the Madeline Collateral (as defined in the Madeleine Intercreditor Agreement); provided, however, that nothing in this Final Financing Order shall in any way abrogate or limit the terms of the Madeleine Intercreditor Agreement or affect or change the intercreditor relationship between Foothill and Madeleine as created pursuant to the Madeleine Intercreditor Agreement.

         9B.     In furtherance of the foregoing, and as adequate protection to
Input/Output and Global Charter, to the extent of the amount of the diminution in the value of the IOG Collateral (as defined in the IOG Intercreditor Agreement dated July 8, 1994), as amended, between and among Foothill, Input/Output, and Global Charter Corporation (the "IOG Intercreditor Agreement"), as well as any valid purchase money security interests with respect to any equipment sold by Input/Output to the Debtor, including diminution from the use thereof, to the extent, and only to the extent, such collateral was pre-petition collateral subject to valid Input/Output and Global Charter liens, Input/Output shall have a first-priority lien against the IOG Collateral (as defined in the IOG Intercreditor Agreement) and any valid purchase money security interest with respect to any equipment sold by Input/Output to the Debtor; provided, however, that nothing in this Final Financing Order shall in any way abrogate or limit the terms of the IOG Intercreditor Agreement or affect or change the intercreditor relationship between and among Foothill, Input/Output and Global Charter Corporation as created pursuant to the IOG Intercreditor Agreement.

         9C.     Notwithstanding anything to the contrary in this Final
Financing Order, no pre-petition secured creditor is entitled to any replacement liens except as follows: to the extent a pre-petition secured lender had a valid and perfected lien on the Debtor's property pre-petition, such lender is entitled to a post-petition replacement lien in only the same types of collateral.

         10. Foothill shall have all rights and remedies with respect to the Debtor, the Post-Petition Lender Debt, and the Collateral as are set forth in the Loan Documents and this Final Financing Order.

         11. The Loan Documents shall be subject to termination at Foothill's option as to any future loans, advances, and other credit accommodations to be made or provided by Foothill to the Debtor immediately upon such written notice as provided in the Loan Documents following the occurrence of any Event of Default (as hereinafter defined) or immediately upon the expiration or termination of the Debtor's authorization to borrow from Foothill, pursuant to this Final Financing Order and the Loan Documents.





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 13 -

         12. Foothill shall apply the proceeds of the Pre-Petition Collateral, first to Pre-Petition Lender Debt, until such Pre-Petition Lender Debt is paid and satisfied in full under the Loan Documents. Thereafter, the Pre- Petition Collateral shall be applied in reduction of the Post-Petition Lender Debt. The proceeds of all Collateral arising from and after the Petition Date, to the extent that such Collateral does not constitute Pre-Petition Collateral (the "Post-Petition Collateral") shall be applied to the payment of the Post-Petition Lender Debt.

         13. The value, if any, of the Pre-Petition Collateral in excess of the amount of the Pre-Petition Lender Debt secured by such collateral shall constitute additional security for the repayment of the Pre-Petition Lender Debt. In this regard, the amount by which the value of the Pre-Petition Collateral exceeds the amount of the Pre-Petition Lender Debt, i.e., the equity cushion, which provides a source for payment of allowed amounts under 11 U.S.C.
Section 506(b), constitutes an interest of Foothill in the Pre-Petition Collateral that is itself subject to adequate protection under 11 U.S.C. Sections 361 and 363. To the extent a decrease in the value of the Pre-Petition Collateral renders the Pre-Petition Collateral insufficient to pay the Pre-Petition Lender Debt (including post-petition interest, fees, costs, and expenses) (i.e., the adequate protection provided herein fails), Foothill shall be entitled to a super-priority administrative expense claim under 11 U.S.C. Section 503(b) and Section 507(a)(1) and (b).

         14. This Final Financing Order shall be sufficient and conclusive evidence of the priority, perfection, and validity of all of the security interests in and liens upon the property of the estate of the Debtor granted to Foothill as set forth herein, and the liens and security interests granted and created herein shall, by virtue of this Final Financing Order, constitute valid and perfected security interests without the necessity of creating, filing, recording, or serving any financing statements or other documents that might otherwise be required under federal or state law in any jurisdiction or the taking of any other action to validate or perfect the security interests and liens granted to Foothill in this Final Financing Order and the Loan Documents. Such security interests and liens granted to Foothill shall be prior and senior to all security interests, liens, claims, and encumbrances of all other creditors in and to such property, except as otherwise set forth in Paragraphs 8 and 9 of Part III of this Final Financing Order. If Foothill shall, in its discretion, elect for any reason to file any such financing statements or other documents with respect to such security interests and liens, the Debtor is authorized and directed to execute, or cause to be executed, all such financing statements or other documents upon Foothill's reasonable request, and the filing, recording, or service thereof (as the case may be) of such financing statements or similar documents shall be deemed to have been made at the time of and on the Petition Date, and the signature(s) of any person(s) designated by the Debtor, whether by letter to Foothill or by appearing on any one or more of the agreements or other documents respecting the security interest and lien of Foothill in and upon the Collateral, shall bind the Debtor and its estate. Foothill may, in its discretion, file a certified copy of this Final Financing Order in any filing or recording office in any county or other jurisdiction in which the Debtor has real or personal property, and, in such event, subject to applicable law, the subject filing or recording officer is authorized and directed to file or record such certified copy of this Final Financing Order.





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 14 -

         15. The Debtor has submitted to Foothill, and Foothill has approved, a cash forecast and operating budget (the "Approved Budget"), covering the period (the "Budget Period") from January 12, 1997 through June 30, 1997, setting forth projected cash receipts and disbursements for the respective periods indicated thereon. A summary of the Budget is attached as Exhibit A to Amendment No. One and is incorporated herein for all purposes.
The Debtor shall provide to Foothill and the Creditor's Committee, on a bi-weekly basis (i.e., once every two weeks) no later than five (5) business days following the end of each Bi-Weekly Period (as defined below), beginning with the Bi-Weekly Period beginning February 23, 1997, a schedule in substantially the same form as the Approved Budget, reflecting actual cash receipts and disbursements for the Budget Period from inception through the most recently ended Reporting Period. In addition, the Debtor shall, for information purposes only, unless otherwise requested by the Debtor, update the Approved Budget on a monthly basis, setting forth projected cash receipts and disbursements for the remainder of the Budget Period. The Debtor shall submit the updated budget to Foothill and the Creditor's Committee not later than five
(5) business days prior to the beginning of each succeeding month, beginning March, 1997. If any of the following occur:

                 (a) the Debtor's Overadvance Advances (as such term is defined in Amendment No. One) for any period set forth below, exceed the Maximum Permitted Overadvance Amount set forth below for the corresponding period:





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 15 -

                                                Maximum Permitted
                                                -----------------
                     Period                    Overadvance Amount
                     ------                    ------------------
From the date hereof through and
including March 30, 1997:                          $6,000,000

From March 3l, 1997 through and
including April 29, 1997:                          $5,400,000

From April 30, 1997 through and
including May 30, 1997:                            $5,100,000

From May 31, 1997 through and
including June 29, 1997:                           $4,800,000

On June 30, 1997:                                  $4,500,000

                 Further, from and after the consummation of a sale of the Houston Facility (as such term is defined in Amendment No. One), the Maximum Permitted Overadvance Amounts set forth above shall be reduced by an amount equal to the Houston Facility Proceeds Facility (as such term is defined in Amendment No. One). All Houston Facility Proceeds shall be applied to the reduction of the Obligations, in general, but first in reduction of the Overadvance Amount, in particular.

                 (b) the Debtor's actual cumulative total expenses for any period beginning with the inception of the Approved Budget and ending on or after March 2, 1997, as reported on the line item designated as "Total Disbursements" on the Borrower's financial reports, as reduced by the Debtor's payments to Foothill, as reported on the line items designated as "Foothill Payments", is greater by ten percent (10%) or more of the projected total expenses, as designated on the line item styled "Total Disbursements" on the latest Approved Budget for the corresponding period, as reduced by the Debtor's payments to Foothill, as reported on the line items designated as "Foothill Payments";

                 (c) the sum of actual cumulative cash collected from sales and from trade accounts receivable for any period beginning with the inception of the Approved Budget and ending on or after March 2, 1997 is 15% less than the projected cumulative "Collections Received" as set forth in the Approved Budget for the corresponding period;

                 (d) the Debtor otherwise breaches the terms of this Final Financing Order; or

                 (e)      an Event of Default occurs as defined in Paragraph
         28;

then, the Debtor shall be in default of this Final Financing Order. Foothill's right to cease making advances and exercise its rights and remedies shall both be subject to Paragraph 28





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 16 -
below. As used herein, "Bi-Weekly Period" shall mean (i) initially, the period from the Order Entry Date, through February 10, 1997, and (ii) thereafter, each succeeding two-week period beginning on a Tuesday and ending on the Monday that occurs fourteen (14) days later. Upon the terms and subject to the conditions and limitations set forth in this Final Financing Order, the Loan Agreement and the Loan Documents, Foothill will make funds available to the Debtor in accordance with this Final Financing Order, and the Approved Budget, including without limitation, funds in the amount of the item styled "Estimated Overline Amount" on the Approved Budget for the periods identified as corresponding to such amount, notwithstanding the absence of availability under the Borrowing Base, as defined in the Loan Agreement.

         16. The Debtor is hereby authorized and directed to perform all acts, and execute and comply with the terms of such other documents, instruments, and agreements in addition to the above Loan Documents, as Foothill may reasonably require as evidence of and for the protection of the Lender Debt (as defined below) and the Collateral or which may be otherwise deemed necessary by Foothill to effectuate the terms and conditions of this Final Financing Order and the Loan Documents, each of such documents, instruments, and agreements being included in the definition of "Loan Documents" contained herein. The Debtor shall provide to the Creditors' Committee's counsel (under confidentiality) any proposed "Approved Budget" for its prior approval only with respect to such proposed Approved Budgets which are materially different from the initial Approved Budget. If no objection is served on counsel to Foothill and the Debtor within three (3) business days of receipt of the proposed Approved Budget by counsel to the Creditors' Committee, the Creditors' Committee will be deemed to have approved the proposed Approved Budget.

         17. The Debtor is authorized and directed, at Foothill's request, to remit immediately to Foothill all payments received from its account debtors and other parties now or hereafter obligated to pay the Debtor for inventory or other property of the estate or for services rendered by the Debtor. Foothill is authorized to apply such payments and proceeds (subject to the provisions of the Intercreditor Agreements) received by Foothill to the Lender Debt (of Foothill) as set forth in this Final Financing Order and the Loan Documents (but subject to the Intercreditor Agreements), and the automatic stay is modified to the extent necessary to permit the same.

         18.     The Debtor is authorized and directed, at Foothill's request,
(a) to continue the existing collection account agreements, lock-box account agreements and concentration account agreements as set forth in the Loan Documents with Wells Fargo Bank (Texas), National Association, formerly known as First Interstate Bank of Texas, N.A., or such other banks mutually acceptable to Foothill and the Debtor, consistent with the Loan Documents, (b) to establish and maintain all of its debtor-in-possession disbursement accounts with Southwest Bank of Texas, N.A. (the "Bank Accounts"), with payroll withholding to be deposited directly into a separate payroll disbursement account; (c) to exercise its reasonable best efforts to collect all proceeds of the Collateral; (d) to immediately deposit all proceeds of the Collateral, whether received in the ordinary course of business or not, received by the Debtor into the lock-boxes or collection accounts established for the benefit of Foothill for subsequent transfer to the concentration account established for the benefit of Foothill and further application in accordance





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 17 -
with the terms of the Loan Documents; (e) to instruct all account debtors and other parties, now or hereafter obligated to pay the Debtor for goods and services provided by the Debtor to it, or for inventory or other property of the estate of the Debtor in which Foothill has a security interest or lien, to remit such payments to the lock-boxes or the collection accounts, or, at Foothill's election, directly to Foothill; and (f) to enter into such agreements as may be necessary to effectuate such arrangements. By this Final Financing Order, Foothill is granted a first-priority, perfected security interest in and lien on the Bank Accounts and all deposits therein (subject to paragraph 9(d) above), together with all funds in the lockbox, collection accounts, and disbursement accounts (except for the payroll and medical benefit disbursement accounts), and further subject to the provisions of the Intercreditor Agreements.

         19. If at any time the Bank Accounts terminate, the Debtor is authorized and directed, at Foothill's request, to remit immediately to Foothill all payments received from its account debtors and other parties then or thereafter obligated to pay the Debtor for inventory or other property of the estate or for services rendered by the Debtor, before depositing said payment. Foothill is authorized to apply such payments and proceeds received by Foothill to the Lender Debt as set forth in this Final Financing Order and the Loan Documents (except for the payroll and medical benefit disbursement accounts), and further subject to the provisions of the Intercreditor Agreements.

         20. The Debtor is authorized and directed, without further order of this Court, to pay or reimburse Foothill promptly for all present and future reasonable fees, costs and expenses charged, paid or incurred by Foothill to effectuate the financing transactions as provided in this Final Financing Order and the Loan Documents, all of which unpaid fees, commissions, costs, and expenses shall be and are included as part of the principal amount of the Lender Debt. The Creditors' Committee will have the right to review professional fees of Foothill that are to be paid by the Debtor and the right to seek Court review of such fees for reasonableness.

         21. In making decisions to permit advances under the Loan Documents or the collection of the Lender Debt of the Debtor, the Debtor stipulates that Foothill shall not be deemed to be in control of the operations of the Debtor or to be acting as a "responsible person" or "owner or operator" with respect to the operation or management of the Debtor (as such terms, or any similar terms, are used in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any similar Federal or state statute) by virtue of the interests, rights, and remedies granted to or conferred upon Foothill under the Loan Documents or this Final Financing Order, including, without limitation, such rights and remedies as may be exercisable by Foothill in the making (or causing to be made), administration, or collection of the loans, advances, and other financial accommodations to be provided thereunder.

         22. The automatic stay arising under Section 362 of the Code is vacated and modified to the extent necessary to permit Foothill to implement the financing of the Debtor, the provisions of the Loan Documents and this Final Financing Order.

         23. The Debtor is authorized and directed to provide to Foothill and the Creditors' Committee (under confidentiality), unless there is a written waiver by Foothill, all of the





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 18 -
documentation, reports, schedules, assignments, financial statements, insurance policies, endorsements, access, inspection, audits, information, and other rights that the Debtor are required to provide to Foothill under the Loan Documents.

         24. Any and all funds advanced by Foothill post-petition to or on behalf of the Debtor and the "Obligations" (as defined in the Loan Documents), including all amounts approved or advanced post-petition by Foothill before the entry of this Final Financing Order, shall be defined hereinafter as the "Post-Petition Lender Debt" and shall be treated as advances hereunder and under existing Loan Documents and other documentation between the Debtor and Foothill (and shall accrue interest as provided thereunder). As adequate protection to Foothill and to secure the repayment of the Post-Petition Lender Debt, Foothill is hereby granted, pursuant to Section 364(c)(1) of the Code, an allowed super-priority administrative claim having priority in right of payment over any and all other unsecured obligations, liabilities, and indebtedness of the Debtor, now in existence or hereafter incurred by the Debtor, and over any and all administrative expenses or priority claims of the kind specified in, or ordered pursuant to, Sections 105, 326, 330, 331, 503(b), 506(c), and 507(a)
and (b) of the Code, subject to the following:

                 (a)      the Trustee Fees (as defined in Paragraph 25 below),

                 (b) the Creditors' Committee and the counsel retained by the Creditors' Committee in an amount not to exceed the Creditors' Committee Counsel Carve-Out Amount (as hereinafter defined),

                 (c) the accountants retained by the Creditors' Committee in an amount not to exceed the Creditors' Committee Accountants Carve-Out Amount (as hereinafter defined), and

                 (d) the professionals retained by the Debtor in an amount not to exceed the Debtor's Carve-Out Amount (as hereinafter defined),

and in each case to the extent that such payments fall within the Professional Fees Exception and are in amounts not to exceed such respective carve-outs set forth in Paragraph 24A of this Part III, below.

         24A.    The term "Debtor's Carve-Out Amount" means an amount,
inclusive of the amount of the Retainers (as hereinafter defined) which shall not exceed $400,000 in the aggregate, and which shall be subject to the further limitations set forth in Paragraphs 24B through 24E of this Part III, below. Notwithstanding anything else contained herein, upon an Event of Default (as hereinafter defined), the Debtor's Carve-Out Amount shall be fixed at the then Debtor's Carve-Out Amount incurred, inclusive of all amounts that have been paid or are currently outstanding (in no event to exceed $400,000) on the date of such Event of Default. The term "Creditors' Committee Counsel Carve-Out Amount" means an amount not to exceed $450,000 in the aggregate, and which shall be subject to the further limitations set forth in Paragraphs 24B through 24E of this Part III, below. Notwithstanding anything else contained herein, upon an Event of Default, the Creditors' Committee Counsel Carve-Out Amount shall be





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 19 -
fixed at the Creditors' Committee Counsel Carve-Out Amount incurred, inclusive of all amounts that have been paid or are currently outstanding (in no event to exceed $450,000) on the date of such Event of Default. The term "Creditors' Committee Accountants Carve-Out Amount" means an amount not to exceed $90,000 in the aggregate, and which shall be subject to the further limitations set forth in Paragraphs 24B through 24E of this Part III, below. Notwithstanding anything else contained herein, upon an Event of Default, the Creditors' Committee Accountants Carve-Out Amount shall be fixed at the Creditors' Committee Accountants Carve-Out Amount incurred, inclusive of all amounts that have been paid or are currently outstanding (in no event to exceed $90,000) on the date of such Event of Default.

         24B.    In consideration of the foregoing, each of the following
professionals or constituencies have agreed to, and by the terms of this Final Financing Order shall hereafter, limit their fees and expenses, inclusive of their respective retainers (the "Retainers"), if any, to the following amounts, as limited in the aggregate and as further limited with respect to the monthly periods of time specified below, but such limits shall be only to the extent that the Professionals (as defined below) seek payment from Foothill's collateral, subject to the Permitted Fees Exception:

                 (a) Sprouse & Winn, L.P., Scott, Douglass, Luton & McConnico, L.L.P., and Young, Conaway, Stargatt & Taylor, collectively $400,000, in the aggregate, from February 23, 1997 through the termination of the Loan Agreement; and, on a monthly basis, beginning with the first payment on February 23, 1997 and continuing on the 23rd day of each month thereafter through the termination of the Loan Agreement, $80,000 per month (which represents 80% of fees and 100% of expenses);

                 (b) Andrews & Kurth, L.L.P., Williams, Hershman, & Wisler, P.A., and the Creditors' Committee, collectively, $450,000, in the aggregate, from February 23, 1997 through the termination of the Loan Agreement; and, on a monthly basis, beginning with the first payment on February 23, 1997 and continuing on the 23rd day of each month thereafter through the termination of the Loan Agreement, $90,000 per month (which represents 80% of fees and 100% of expenses); and

                 (c) Price Waterhouse, L.L.P., $90,000 in the aggregate, from February 9, 1997 through the termination of the Loan Agreement; and, on a monthly basis, beginning with the first payment on February 9, 1997, the second payment to be made on February 23, 1997, and continuing on the 23rd day of each month thereafter through the termination of the Loan Agreement, $15,000 per month (which represents 80% of fees and 100% of expenses);

provided, further, that such professionals and constituencies shall have no right to seek payment of their fees and expenses from any excess amounts from other professionals or constituencies who have not used the full amount of such amounts set forth above. With respect to each set of Professionals specified as a group within the respective clauses (a) through (c) above, any excess or unused amounts remaining for such Professionals' monthly carve-out amount may be applied to any deficiency or insufficiency existing in a prior month and, if not applied to a prior month's





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 20 -
deficiency or insufficiency, may be credited to the amount of such Professionals' carve-out amount for a following month. By way of illustration, prior to February 23, 1997, the Creditors' Committee Counsel Carve-Out Amount is zero; and, consequently, the amount of the reserve for Unpaid Amounts, contemplated in Paragraph 24E, below, is likewise zero. By way of further illustration, on February 23, 1997, the Creditors' Committee Counsel Carve-Out Amount is $90,000; and, consequently, the amount of the reserve for Unpaid Amounts, contemplated in Paragraph 24E, below, likewise may be as high as $90,000, and the Debtor would pay $90,000 to the Creditors' Committee Counsel for services rendered and expenses incurred in December 1996, subject to the terms of a certain Administrative Fees Order dated on or about December 6, 1996.

         24C.    All fees and expenses paid to

                 (a) the Debtor's counsel after giving credit to the Retainers,

                 (b) to the other Court retained professionals for the Debtor (after giving credit to their respective retainers, if any), or

                 (c) the Creditors' Committee or the other Court retained professionals for the Creditors' Committee


(collectively, the "Professionals") on an interim or a final basis, shall be applied and reduce the available Debtor's Carve-Out Amount, the Creditors' Committee Counsel Carve-Out Amount, and the Creditors' Committee Accountants Carve-Out Amount, respectively, then in effect. Any such exceptions to the super-priority claim of Foothill will only be allowed to the extent that

                 (a) the fees are allowed and awarded by the Court pursuant to Sections 326, 330 or 331 of the Code;


                 (b) the fees are consistent with the Approved Budget provided under this Final Financing Order that is attached to Amendment No. 1;

                 (c) the allowed fees and expenses were incurred prior to an Event of Default under the Loan Documents or Final Financing Order and such Event of Default is continuing; and

                 (d) such fees and expenses are not subject to the further limitations set forth in the following Paragraph 24D (collectively, the "Professional Fees Exception").

         24D.    Foothill shall not be responsible for the funding, financing, payment or reimbursement of any fees or disbursements of any of the Professionals under the Loan Documents or otherwise incurred in connection with the assertion or joinder in, or review or analysis of, any claim, counter-claim, action, proceeding, application, motion, objection, defense or other contested matter, the purpose of which is to seek any order, judgment, determination or similar relief:





JOINT STIPULATION AND AGREED
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
                 (a) invalidating, setting aside, avoiding, subordinating in whole or in part the Lender Debt, Foothill's liens and security interests in any of the Collateral; or

                 (b) preventing, hindering, or delaying, whether directly or indirectly, Foothill's assertion, enforcement, or realization upon any Collateral.

         24E.    To the extent that the Debtor does not currently satisfy
accrued but unpaid fees and expenses of the Professionals otherwise payable pursuant to the Professional Fees Exception (the "Unpaid Amounts"), Foothill shall have the right to establish a reserve, which shall reduce the Debtor's loan availability pursuant to the Loan Documents in the amount equal to the Unpaid Amounts. Except as provided for above, nothing in this paragraph shall be construed to obligate Foothill, in any way, to pay compensation or expense reimbursements to the Professionals or to assure that the Debtor has sufficient funds on hand to pay such compensation or expense reimbursement, and Foothill shall not be deemed to have subordinated any security interest in or lien upon any of the Collateral, or its super-priority claim under Section 364(c)(1) of the Code, in favor of any Professional, nor shall anything in this Final Financing Order be construed to limit the applications of the Professionals to seek payments of amounts beyond or outside the Professional Fees Exception from any unencumbered assets of the Debtor's estate. Moreover, the Debtor and its estate shall not cause any costs or expenses of administration to be incurred in this Case, or in any proceeding related hereto, and no pre-petition priority claims are or will be prior to or on a parity with secured claims of Foothill against the Debtor and its estate arising out of the Pre-Petition Lender Debt and the Post-Petition Lender Debt (collectively, the "Lender Debt") and Foothill's liens and security interests described herein. The Professional Fees Exception relates only to the administrative priority of the Foothill's administrative claims, and does not effect, diminish, prime, or surcharge the priority of Foothill's security interests and liens on the Collateral; except that so long as the above conditions are satisfied for the making of payments under the Professional Fees Exception, such payments may be made from cash or cash equivalents constituting Collateral notwithstanding the liens and security interests of Foothill therein, and Foothill authorizes the making of such payments in such circumstances free of its liens and security interests, but reserving the right to object to the reasonableness of such fees and expenses.

         25. Foothill's super-priority administrative expense claim shall be subject to the fees and expenses of the Office of the United States Trustee and the Clerk of the United States Bankruptcy Court for the District of Delaware (collectively, the "Trustee Fees"). Except as provided in this paragraph (or as otherwise provided under the Intercreditor Agreements or under Paragraphs 24 through 24E above), the Debtor and its estate shall not cause any claim to be incurred that is superior or pari passu to that granted by this Final Financing Order to Foothill until all Post- Petition Lender Debt has been indefeasibly paid and Foothill's obligations under the Loan Documents have terminated.

         26. No operating costs or costs or expenses of administration that have been or may be incurred in the Debtor's Chapter 11 Case, or in any subsequent Chapter 7 case of the Debtor or other proceedings related hereto, shall be charged against Foothill (or its claims or the





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 22 -

Collateral) pursuant to Section 506(c) of the Code or otherwise, without the prior express written consent of Foothill; no such consent shall be inferred from any other action, inaction, or acquiescence by Foothill; and no obligations incurred or payments or other transfers made by or on behalf of the Debtor on account of the financing arrangements with Foothill shall be avoidable or recoverable from Foothill under Sections 547, 548, 550, or 553 or any other provision of the Code.

         27. The Debtor shall not sell, transfer, lease, encumber, or otherwise dispose of any material portion of the Collateral without the prior consent of Foothill or, upon Court order, after notice and a hearing to Foothill, and no such consent shall be inferred except for sale of the Debtor's inventory, if any, in the ordinary course of its business.

         28. In the event of the occurrence of any of the following: (a) the Debtor's violation of any of the terms of this Final Financing Order, (b) the occurrence of any "Event of Default" under the Loan Documents, (c) the termination or non-renewal of the Loan Documents as provided for in Paragraphs 11 and 45 herein, (d) conversion of the Chapter 11 Case of the Debtor to a case under Chapter 7 of the Code, (e) the appointment of a Trustee pursuant to
Section 1104(a)(1) or (a)(2) of the Code in the Case, (f) dismissal of the Debtor's Chapter 11 Case, (g) the entry of any order modifying, reversing, revoking, staying, rescinding, vacating, or amending this Final Financing Order without the express prior written consent of Foothill (and no such consent shall be inferred from any other action, inaction, or acquiescence by Foothill), or (h) the filing by the Debtor or the Creditors' Committee of a plan of reorganization that does not provide for the indefeasible payment in full of the Post-Petition Lender Debt on the effective date of a plan of reorganization (any of the foregoing being referred to in this Final Financing Order, individually, as an "Event of Default" and, collectively, as "Events of Default"); then (unless such Event of Default is specifically waived in writing by Foothill, which waiver shall not be inferred from any other action, inaction, or acquiescence by Foothill) upon or after the occurrence of any of the foregoing, and at all times thereafter, after giving five (5) business days' notice, served by overnight delivery service or telefax upon the Debtor, the Debtor's counsel, counsel to the Creditors' Committee, a Trustee, if appointed, and the United States Trustee: (1) all of the Post-Petition Lender Debt shall become immediately due and payable, (2) the Automatic Stay provided for pursuant to Section 362 of the Code shall be automatically and completely vacated as to Foothill, without further order of the Court, except that nothing herein shall prohibit the Debtor or the Creditors' Committee from seeking entry of an injunction, and (3) Foothill, without further notice, hearing, or approval of the Court, shall be and is hereby authorized, in its discretion, to take any and all actions and remedies that Foothill may deem appropriate to proceed against, take possession of, protect, and realize upon the Collateral and any other property of the estate of the Debtor upon which Foothill has been or may hereafter be granted liens and security interests to obtain repayment of the Lender Debt, except that nothing herein shall prohibit the Debtor or the Creditors' Committee from seeking entry of an injunction.

         Foothill shall immediately serve notices of all defaults and Events of Default to the Debtor and the Creditors' Committee's counsel by telefax. Upon or after the occurrence of an Event of Default, (a) Foothill shall have no obligation to lend or advance any additional funds to the Debtor or provide other financial accommodations to the Debtor and (b) the Debtor shall not use





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 23 -

Foothill's Cash Collateral without further order of the Court. Notwithstanding the foregoing, the protections afforded to Foothill in this Final Financing Order and the Interim Financing Order shall survive the term of the financing provided herein. In the event that the Court allows the Debtor to use Foothill's Cash Collateral, notwithstanding the lifting of the automatic stay as provided above under such circumstances, the Debtor and the Creditors' Committee stipulate that they shall provide to Foothill substantially comparable provisions as contained herein to be included as adequate protection of Foothill's interest in its Cash Collateral sought to be used by the Debtor, with such advance rates on classes of collateral as provided in the Loan Documents to govern adequate protection levels to be maintained by the Debtor going forward thereafter.

         29. Unless an Event of Default set forth in Paragraph 28 above, and subject to the provisions of Paragraph 28 above, occurs sooner, upon the expiration of the Debtor's authority to borrow from Foothill and obtain other credit accommodations from Foothill pursuant to this Final Financing Order, all of the Lender Debt shall immediately become due and payable, and Foothill shall be automatically and completely delivered from the effect of any stay, including, without limitation, any stay under Section 362 of the Code or any other restriction on the enforcement of the liens and security interests or any other rights granted to Foothill pursuant to the terms and conditions of the Loan Documents or this Final Financing Order, and Foothill shall be and is hereby authorized, in its discretion, to take any and all actions and remedies that Foothill may deem appropriate and to proceed against, take possession of, protect, and realize upon the Collateral and any other property of the estate of the Debtor upon which it now has been or may hereafter be granted liens and security interests to obtain repayment of the Post-Petition Lender Debt including, without limitation, all such actions and remedies set forth in the Loan Documents (except if the authority of the Debtor to borrow from Foothill shall be extended by a subsequent order of the Court with the prior written consent of Foothill, which consent shall not be inferred from any other action, inaction, or acquiescence by Foothill).

         30. Until all of the Post-Petition Lender Debt shall have been indefeasibly paid and satisfied in full and without further order of the Court:
(a) no other party shall foreclose or otherwise seek to enforce any junior lien or other right such other party may have in and to any property of the estate of the Debtor upon which Foothill holds or asserts a senior lien or security interest, i.e., the Collateral defined at Paragraph 8 above and subject to the exceptions in Paragraph 9 above (exclusive of the Madeline Collateral, the IOG Collateral, and any valid purchase money security interests with respect to any equipment sold by Input/Output to the Debtor); and (b) Debtor shall not, without prior written consent from Foothill and Court approval, engage in any transaction that is not in the ordinary course of the Debtor's business; provided, no consent by Foothill shall be necessary if Foothill's interests are first adequately protected as determined by the Court or if such transaction is permitted by the Loan Documents.

         31. The Debtor shall be bound to provide Foothill not less than monthly and also provide to the Creditor's Committee's counsel (subject to confidentiality, to the extent applicable) with all reports reasonably requested by Foothill and the Creditors' Committee's counsel, including, without limitation: (i) the Debtor's actual performance and results of operations as compared to its Budget; (ii) management's report and explanation of the variance, if any, between its Budget; (iii) copies of the Debtor's check register, together with copies of all





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 24 -
reports made to the United States Trustee, and (iv) any financial records or statements regularly generated in the normal course of its business. From time to time, Foothill and the Creditors' Committee's counsel (subject to confidentiality, to the extent applicable) shall have the right to visit the Debtor's offices after reasonable notice and accompanied by an officer of the Debtor.

         32. The Debtor shall be bound to provide to Foothill, and is hereby authorized and directed by the Court to execute and deliver, any and all documents or instruments to effect the purposes of this Final Financing Order.

         33. Upon the indefeasible payment in full of all Lender Debt to Foothill, and upon termination of any and all obligations of Foothill to make any financial accommodations (including letters of credit) available to the Debtor, Foothill and the Debtor shall be released from any and all obligations pursuant to the terms of this Final Financing Order and/or the Loan Documents (other than its obligations to execute and to deliver to the Debtor appropriate releases of its pre-petition liens and its post-petition liens on the Collateral). To the extent that the estate or any party in interest (including the Creditors' Committee) maintains any claims against Foothill or its collateral proceeds, Foothill has not been indefeasibly paid.

         34. The Debtor shall continue to maintain, insure, and otherwise preserve and protect the Collateral as provided in the Loan Documents.

         35. The Debtor shall be responsible for discharging currently all of its post-petition obligations to all taxing authorities, or currently escrowing sufficient amounts for same as provided in the Loan Documents.

         36. Foothill shall be entitled to the full protections of Section 364(e) of the Code with respect to debts, obligations, liens, security interests, and other rights created or authorized in this Final Financing Order if this Final Financing Order or any authorization contained herein is vacated, reversed, or modified on appeal or otherwise by any court of competent jurisdiction.

         37. All post-petition advances under the Loan Documents are made in reliance on this Final Financing Order; and the Court shall not enter any order in the Case which (a) authorizes the use of Cash Collateral of the Debtor in which Foothill has an interest, or the sale, lease, or other disposition of property of the estate of the Debtor in which Foothill has a lien or security interest, (b) authorizes the obtaining of credit or the incurring of indebtedness secured by a lien or security interest that is equal or senior to a lien or security interest in property in which Foothill holds liens or security interests, or (c) grants priority administrative claim status to any administrative claim that is equal or superior to that granted to Foothill herein; unless, in each instance: (i) Foothill shall have given its express prior written consent thereto, no such consent being inferred from any other action, inaction, or acquiescence by Foothill, (ii) such other order requires that Foothill's Post-Petition Lender Debt shall first be indefeasibly paid in full, including, without limitation, all debts and obligations of the Debtor to Foothill which arise or result from the obligations, loans, security interests, and liens authorized herein, or (iii) the use of Cash Collateral is permitted under such circumstances as may be permitted in Paragraph 28 above. The security interests and liens granted to Foothill hereunder and the rights of Foothill





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 25 -
pursuant to this Final Financing Order with respect to the Post-Petition Lender Debt and the Collateral shall not be altered, modified, extended, impaired, or affected by any plan of reorganization of the Debtor and, if Foothill shall give its express prior written consent that the Lender Debt shall not be repaid in full upon confirmation thereof (which consent shall not be inferred from any other action, inaction, or acquiescence by Foothill), shall continue after confirmation and consummation of any such plan.

         38. The provisions of this Final Financing Order and any actions taken pursuant hereto shall survive entry of any order that may be entered converting the Debtor's Chapter 11 Case to a Chapter 7 case or any order that may be entered confirming or consummating any plan of reorganization of the Debtor, and the terms and provisions of this Final Financing Order as well as the priorities in payment, liens, and security interests granted pursuant to this Final Financing Order and the Loan Documents shall continue in this or any superseding case under the Code, and such priorities in payment, liens and security interests shall maintain their priority as provided by this Final Financing Order until all Lender Debt (of Foothill) is indefeasibly satisfied and discharged and Foothill have no further obligation or financial accommodation (including any issued and outstanding letters of credit) to the Debtor; provided, that, all obligations and duties of Foothill hereunder, under the Loan Documents, or otherwise with respect to any future loans and advances or otherwise shall terminate immediately upon the earlier of the date of any Event of Default or the date that a plan for the Debtor becomes effective, unless Foothill has given its express prior written consent thereto, no such consent being inferred from any other action, inaction, or acquiescence by Foothill.

         39. The provisions of this Final Financing Order shall inure to the benefit of the Debtor and Foothill, and shall be binding upon the Debtor and its successors and assigns, and shall also be binding upon all creditors of the Debtor and other parties in interest.

         40. Nothing contained herein shall preclude Foothill from making appropriate application or request to the Court for such other relief as shall be necessary to protect adequately Foothill's interests, including, without limitation, asking the Court to lift the automatic stay as against Foothill for "cause" for reasons in addition to the Debtor's violation of the terms of this Final Financing Order.

         41. If an order is entered, whether sua sponte by the Court or otherwise, dismissing or converting the Debtor's Chapter 11 Case, such order shall recognize that such dismissal or conversion shall not affect or diminish Foothill's rights, priorities, or remedies hereunder. If any or all of the provisions of this Final Financing Order are hereafter modified, vacated, or stayed, such modification, vacation, or stay shall not affect (a) the validity of any obligation, indebtedness, or liability incurred by the Debtor to Foothill before the effective date of such modification, vacation, or stay, or
(b) the validity or enforceability of any security interest, lien, priority, or other protection authorized or created hereby or pursuant to the Loan Documents. Notwithstanding any such modification, vacation, or stay, any indebtedness, obligations, or liabilities incurred by the Debtor to Foothill before the effective date of such modification, vacation, or stay shall be governed in all respects by the original provisions of this Final Financing Order, and Foothill shall be entitled to all the rights, remedies, privileges, and benefits





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 26 -
granted herein and pursuant to the Loan Documents with respect to all such indebtedness, obligations, or liabilities. The obligations and indebtedness of the Debtor to Foothill under the Loan Documents or this Final Financing Order shall not be discharged by the entry of an order confirming a plan or plans of reorganization in the Case, and, pursuant to Section 1141(d)(4) of the Code, unless and until Foothill is indefeasibly paid in full and all obligations of Foothill to make loans or other financial accommodations (including issued and outstanding letters of credit) are terminated prior to or concurrently with the entry of such order, the Debtor has waived such discharge with the approval of the Court.

         42. The Debtor irrevocably waives any right to seek any modifications or extensions of this Final Financing Order without the prior written consent of Foothill.

         43. To the extent the terms and conditions of the Loan Documents are in conflict with the terms and conditions of this Final Financing Order, the terms and conditions of this Final Financing Order shall control. From and after the entry of this Final Financing Order, the Final Financing Order shall supersede the Interim Financing Order.

         44. Except as otherwise provided in this Paragraph, the terms of this Final Financing Order shall be valid and binding upon the Debtor, all creditors of the Debtor, and all other parties in interest from and after the date of the signing of this Final Financing Order by this Court. In the event this Court modifies any of the provisions of this Final Financing Order and the Loan Documents following such further hearing, such modifications shall not affect the rights and priorities of Foothill pursuant to this Final Financing Order with respect to the Collateral and any portion of the Post-Petition Lender Debt that arises, is incurred or is advanced before such modifications, and this Final Financing Order shall remain in full force and effect.

         45. Notwithstanding anything to the contrary stated herein or in the Loan Documents, the term of this post-petition financing shall expire, and all Post-Petition Lender Debt shall be due and payable, on June 30, 1997, but Foothill may not exercise its rights and remedies except as provided above.

         46. The Debtor's counsel shall serve this Final Financing Order by first-class mail, postage prepaid to the following parties: (a) the Office of the United States Trustee, (b) the attorneys for Foothill, (c) all creditors known to Debtor who may have liens against the Debtor's assets, (d) the United States Internal Revenue Service, (e) the United States Environmental Protection Agency, (f) the Texas Attorney General's Office - Sales Tax Division; (g) the 20 largest unsecured creditors of the Debtor, (h) all other interested third parties in possession of any of the Debtor's inventory, (i) all factors and vendors as of the Petition Date who have deposits or other security that exceeds the amount owed to such factor and/or vendor, and (j) all parties in interest who have filed a notice of appearance in the Case.

         47. This Final Financing Order shall be effective upon signature by the Court, without the necessity of entry into the docket sheet of this Case.





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 27 -

         48. This Court hereby expressly retains jurisdiction over all persons and entities, co-extensive with the powers granted to the United States Bankruptcy Court under the Bankruptcy Code, to enforce the terms of this Final Financing Order and to adjudicate any and all disputes in connection therewith.





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 28 -

         49. The entry of this Final Financing Order shall constitute a waiver by Foothill, as more fully described in Amendment One attached hereto, of all Events of Default existing prior to the Order Entry Date; however, nothing herein constitutes a waiver by Foothill of any Events of Default that may occur from and after the Order Entry Date.

Dated:   January ___, 1997


                                               ______________________________
                                               UNITED STATES BANKRUPTCY JUDGE

AGREED AS TO FORM AND SUBSTANCE:

SCOTT, DOUGLASS, LUTON & MCCONNICO, L.L.P.


By:_________________________________________________________
         Christopher Fuller
         Texas State Bar No. _________________
         Greg Pierce
         Texas State Bar No. _________________
600 Congress Avenue, 15th Floor
Austin, Texas  78701-3234
(512) 495-6300
FAX:  (512) 474-0731

700 Louisiana Street
Suite 4000
Houston, Texas 77002-2758
(713) 225-8400
FAX:  (713) 225-8488

         - AND -





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 29 -

YOUNG, CONAWAY, STARGATT & TAYLOR


By:_________________________________________________________
         Laura Davis Jones (#2436)
         Scott Cousins  (#3079)

Eleventh Floor, Rodney Square North
Post Office Box 391
Wilmington, Delaware  19899-0391
(302) 571-6684
FAX:  (302) 571-1253

ATTORNEYS FOR THE DEBTOR,
GRANT GEOPHYSICAL, INC.


HUGHES & LUCE, L.L.P.


By:________________________________________________
         David Weitman
         Texas State Bar No. 21116200
         Howard Spector
         Texas State Bar No. 00785023

1717 Main Street, Suite 2800
Dallas, Texas  75201
(214) 939-5500
FAX: (214) 939-6100

         - AND -





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 30 -

RICHARDS, LAYTON & FINGER


By:_________________________________________________________
         Thomas L. Ambro (#677)
         Mark D. Collins (#2981)
One Rodney Square
Wilmington, Delaware  19899
(302) 651-7531
FAX:  (302) 658-6548

ATTORNEYS FOR
FOOTHILL CAPITAL  CORPORATION



ANDREWS & KURTH, L.L.P.


By:_________________________________________________________
         James Donnell, Esq.
         Texas State Bar No. ___________________

600 Travis Street, Suite 4200
Houston, Texas 77002
(713) 220-4200
FAX:  (713) 220-4285

         - AND -





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 31 -

Van Oliver, Esq.
ANDREWS & KURTH, L.L.P.
4400 Thanksgiving Tower
1611 Elm Street
Dallas, Texas 75201
(214) 979-4400
FAX:  (214) 979-4401

         - AND -

WILLIAMS, HERSHMAN & WISLER, P.A.


By:_________________________________________________________
         Jeff Wisler (#2795)

Suite 600, One Commerce Street
Wilmington, Delaware  19899-0511
(302) 575-0873
FAX:  (302)  575-1642

ATTORNEYS FOR THE
OFFICIAL UNSECURED CREDITORS' COMMITTEE





JOINT STIPULATION AND AGREED
ORDER AUTHORIZING FINAL, ETC. - 32 -

                              AMENDMENT NUMBER ONE
                                       TO
                      RATIFICATION AND AMENDMENT AGREEMENT

         This AMENDMENT NUMBER ONE TO RATIFICATION AND AMENDMENT AGREEMENT (this "Amendment") is entered into as of January ____, 1997, by and between the following parties:

                 (a) GRANT GEOPHYSICAL, INC., a Delaware corporation, formerly known as GRANT TENSOR GEOPHYSICAL CORP. ("Borrower"), as Debtor and Debtor-in-Possession; and

                 (b)      FOOTHILL CAPITAL CORPORATION ("Foothill").

                              R E F E R E N C E S:

         Reference is made to the following documents:

                 (a) that certain Loan and Security Agreement, dated as of April 26, 1993, by and between Borrower and Foothill, and any extensions, riders, supplements, notes, amendments, or modifications to or in connection therewith, as amended by the Ratification Agreement (hereinafter defined) and as further amended, modified, supplemented or restated from time to time (the "Loan Agreement"); and

                 (b) that certain Ratification and Amendment Agreement, dated as of December 6, 1996, by and between Borrower and Foothill, and any extensions, riders, supplements, notes, amendments, or modifications to or in connection therewith, and as further amended, modified, supplemented or restated from time to time (the "Ratification Agreement").

All capitalized terms used and not otherwise defined or amended herein shall have the respective meanings assigned to such terms in the Loan Agreement and the Ratification Agreement.


                              W I T N E S S E T H:

         WHEREAS, Borrower commenced its case under Chapter 11 of the Code in the Bankruptcy Court on December 6, 1996 (such date, and the specific time of filing on such date, being referred to as the "Petition Date"); and Borrower has retained possession of its assets and is authorized under the Code to continue the operation of its business as debtor- in-possession; and


AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT - Page 1

         WHEREAS, prior to the commencement of the Case, Foothill made loans and advances to Borrower secured by the assets and properties of Borrower as set forth in the Loan Documents; and

         WHEREAS, the Bankruptcy Court entered its Final Financing Order for a period of financing through June 30, 1997, pursuant to which Foothill may make post-petition loans and advances to Borrower as set forth in the Final Financing Order and the Loan Documents; and

         WHEREAS, the Final Financing Order provides that, as a condition to the making of such post-petition loans and advances, Borrower shall execute and deliver this Amendment; and

         WHEREAS, Borrower reaffirmed its obligations pursuant to the Loan Documents and acknowledged its continuing liabilities to Foothill thereunder in order to induce Foothill to make post-petition loans and advances to Borrower, as evidenced by the Ratification Agreement; and

         WHEREAS, Borrower again desires to reaffirm its obligations pursuant to the Loan Documents and acknowledge its continuing liabilities to Foothill in order to induce Foothill to make post-petition loans and advances to Borrower contemplated by the Final Financing Order.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Foothill and Borrower mutually agree to the recitals above and further mutually covenant, warrant and agree as follows:

1.       DEFINITIONS.

         1.1 Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below, and the Loan Documents shall be deemed and are hereby amended to include, in addition to and not in limitation of, the other defined terms used therein (except where the definitions set forth below are identical to defined terms used therein, in which case the definitions set forth below shall be inserted in place of the corresponding defined terms therein), each of the following definitions:

                 (a) "Approved Budget" shall mean a proposed cash forecast and operating budget covering the Budget Period, and setting forth projected cash receipts and disbursements for the Budget Period, as a whole, and the respective bi-weekly and monthly periods indicated therein. The initial Approved Budget will be delivered to Foothill prior to or simultaneously with the execution and delivery of Amendment Number One to the Ratification and Amendment Agreement, under cover of a separate certificate of the Borrower. A summary of the initial Approved Budget is attached hereto as Exhibit A. If Borrower requests any revisions to a then-existing Approved Budget, and if, and only if, Foothill, at its option, approves, in writing, such revisions, then the Approved Budget, as revised, will constitute the Approved Budget for the remainder of the Budget Period.






AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT -Page 2

                 (b) "Budget Period" shall mean the period from January 12, 1997 through June 30, 1997.

                 (c) "Houston Facility" shall mean the real estate and improvements located thereon, owned by the Borrower and more fully described on Exhibit D attached hereto.

                 (d) "Houston Facility Proceeds" shall mean the net sale proceeds from the sale of the Houston Facility, after deduction for the payments of existing mortgages thereon, sales commissions, and related closing costs.

                 (e) "Overadvance Advances" shall mean advances made by Foothill to the Borrower that are attributable to the revolving advances under the Borrowing Base attributable to the Overadvance Amount.

                 (f) "Overadvance Amount" shall mean, from time to time and at any time, for the specific period of time indicated on the Approved Budget, the amount indicated below for the period of time correspondingly indicated below:

                                              Maximum Permitted
                                              -----------------
                     Period                  Overadvance Amount
                     ------                  ------------------
From the date hereof through and
including March 30, 1997:                        $6,000,000

From March 3l, 1997 through and
including April 29, 1997:                        $5,400,000

From April 30, 1997 through and
including May 30, 1997:                          $5,100,000

From May 31, 1997 through and
including June 29, 1997:                         $4,800,000

On June 30, 1997:                                $4,500,000


         Further, from and after the consummation of a sale of the Houston Facility, the Maximum Permitted Overadvance Amounts set forth above shall be reduced by an amount equal to the Houston Facility Proceeds. All Houston Facility Proceeds shall be applied to the reduction of the Obligations, in general, but first in reduction of the Overadvance Amount, in particular.






AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT -Page 3

                 (e) "Recapitalization" shall mean any transaction constituting a recapitalization of the Borrower, a sale of the Borrower's enterprise as a going concern, a sale of substantially of all of the assets of the Borrower, or other similarly significant transaction, the proceeds of which shall be used, at least in part, to pay the Obligations, in full, in cash, upon the closing of the transaction.

         1.2     Interpretation.

                 (a) For purposes of this Amendment, all capitalized terms used and not otherwise defined or amended herein shall have the respective meanings assigned to such terms in the Loan Agreement and the Ratification Agreement.

                 (b) All references to any term in the singular shall include the plural and all references to any term in the plural shall include the singular.

                 (c) All terms not specifically defined herein, which are defined in the California Uniform Commercial Code (the "UCC"), shall have the meaning set forth therein.

2.       ACKNOWLEDGMENTS.

         2.1 Pre-Petition Obligations. Borrower hereby acknowledges, confirms and agrees that Borrower is indebted to Foothill for the Pre-Petition Lender Debt, as of January 27, 1997, in respect of the Obligations owed pursuant to the Loan Documents in the unpaid principal amount of Three Million Six Hundred Nine Thousand Three Hundred Seventy Three and 72/100 Dollars ($3,609,373.72), on account of application of the proceeds of Pre-Petition Collateral to Pre-Petition Lender Debt, all as contemplated by and provided for in the Interim Financing Order, which amount represents unpaid principal on borrowings, together with interest accrued and accruing thereon, and costs, expenses, fees (including attorneys' fees) and other charges now or hereafter owed by Borrower to Foothill, all of which are unconditionally owing by Borrower to Foothill, without offset, defense or counterclaim of any kind, nature and description whatsoever.

         2.2 Acknowledgment of Security Interests. Subject to the provisions of Section 2.3 below, Borrower hereby acknowledges, confirms and agrees that Foothill has and shall continue to have valid, enforceable and perfected first priority and senior liens upon and security interests in all Pre-Petition Collateral heretofore granted to Foothill pursuant to the Loan Documents as in effect immediately prior to the Petition Date to secure all of the Pre-Petition Lender Debt, except with respect to the IOG Collateral and the Madeline Collateral, but only to the extent provided otherwise in the IOG Intercreditor Agreement and the Madeline Intercreditor Agreement, as appropriate, as well as valid and enforceable first priority and senior liens upon and in all Pre-Petition Collateral and all Post-Petition Collateral granted to Foothill under the Financing Orders or hereunder or under any of the other Loan Documents or otherwise granted to or held by Foothill to secure the Post-Petition Lender Debt, except with respect to the IOG Collateral and






AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT -Page 4 the Madeline Collateral, but only to the extent provided otherwise in the IOG Intercreditor Agreement and the Madeline Intercreditor Agreement, as appropriate.

         2.3 Prior Liens. Notwithstanding anything to the contrary set forth in Section 2.2 above, the security interests in and liens of Foothill upon the Collateral shall not have priority over the following liens and security interests (the "Existing Liens"):

                 (a) the prior liens on Borrower's property described on a Exhibit B attached hereto, so long as (i) such liens are valid, perfected, and non-avoidable purchase money security interests, in accordance with applicable law, and (ii) the foregoing is without prejudice to the rights of Borrower, any Creditors' Committee in the Case, or any other party in interest, including Foothill, to object to the validity, priority, or extent of liens, or the allowance of such debts secured thereby, described on such Exhibit B, or institute any actions or adversary proceedings with respect thereto;

                 (b) the prior liens in favor of Banco Wiese Ltdo. on certain of Borrower's contracts described on a Exhibit B attached hereto, so long as (i) such liens are valid, perfected, and non-avoidable security interests, in accordance with applicable law, and (ii) the foregoing is without prejudice to the rights of Borrower, any Creditors' Committee in the Case, or any other party in interest, including Foothill, to object to the validity, priority, or extent of such liens, or the allowance of such debts secured thereby, or to institute any actions or adversary proceedings with respect thereto;

                 (c) the quarterly fees payable to the United States Trustee pursuant to 28 U.S.C. Section 1930 or fees of the Clerk of the Bankruptcy Court;

                 (d) liens and security interests in favor of Wells Fargo Bank (Texas), National Association ("Wells Fargo"), which cover deposits and funds held by Wells Fargo securing reimbursement obligations of the Borrower relating to letters of credit issued for the benefit of any surety in conjunction with certain bonded operations of the Borrower's business, such as explosive permits, highway use, hole-plugging obligations, etc., so long as (i) such liens are valid, perfected, and non-avoidable security interests, in accordance with applicable law, and (ii) the foregoing is without prejudice to the rights of Borrower, any Creditors' Committee in the Case, or any other party in interest, including Foothill, to object to the validity, priority, or extent of such liens, or the allowance of such debts secured thereby, or to institute any actions or adversary proceedings with respect thereto;

                 (e) interests of other parties claiming ownership of property under leases of such property to the Debtor; and

                 (f) the prior liens in favor of Teachers Insurance and Annuity Association of America on the Houston Facility, so long as (i) such lien is valid, perfected, and non-avoidable, in accordance with applicable law, and (ii) the foregoing is without






AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT -Page 5 prejudice to the rights of Borrower, any Creditors' Committee in the Case, or any other party in interest, including Foothill, to object to the validity, priority, or extent of such liens, or the allowance of such debts secured thereby, or to institute any actions or adversary proceedings with respect thereto.

Notwithstanding the foregoing, to the extent that the interests of parties listed in Exhibit B as lessor-parties or of any other party claiming ownership of property leased to the Borrower are not leases but are in fact determined by the Bankruptcy Court to be disguised financing transactions and, furthermore, that such interests are not valid, perfected, non-avoidable purchase money security interests, then Foothill's liens shall be prior to such interests.

         2.4 Binding Effect of Documents. Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which Borrower is a party has been duly executed and delivered to Foothill by Borrower and is in full force and effect as of the date hereof, (b) the agreements and obligations of Borrower contained in the Loan Documents constitute the legal, valid and binding obligations of Borrower, and Borrower has no valid defense, offset or counterclaim to the enforcement of such obligations, and (c) Foothill is and shall be entitled to all of the rights, remedies and benefits provided for in the Loan Documents and the Financing Orders.

3.       ADOPTION AND RATIFICATION.

         Borrower hereby (a) ratifies, assumes, adopts and agrees to be bound by the Loan Documents, and (b) agrees to pay all of the Lender Debt in accordance with the terms of the Loan Documents and the Financing Orders. All of the Loan Documents are hereby incorporated herein by reference and hereby are and shall be deemed adopted and assumed in full by Borrower, as Debtor and Debtor-in-Possession, and considered as agreements between Borrower and Foothill. Borrower hereby ratifies, affirms and confirms all of the terms and conditions of the Loan Documents, as amended and supplemented pursuant hereto and pursuant to the Interim Financing Order, and agrees to be fully bound, as Debtor and Debtor-in- Possession, by the terms of the Loan Documents to which Borrower is a party.

4.       GRANT OF SECURITY INTEREST.

         As security for the prompt performance, observance and payment in full of all of the Lender Debt, Borrower, as Debtor-in-Possession, hereby grants, pledges and assigns to Foothill, and also confirms, reaffirms and restates the prior grant to Foothill, of a continuing security interest in and liens upon, and rights of setoff against, all of the Collateral; provided, however, that, in any event, Foothill's security interests in and liens upon the Pre-Petition Collateral shall secure the Lender Debt, and Foothill's security interests in and liens upon the Post-Petition Collateral shall secure only the Post-Petition Lender Debt. All Loan Documents are hereby modified and amended as necessary to effectuate the foregoing grant, pledge and assignment of,






AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT -Page 6 and confirmation, reaffirmation and restatement of, a continuing security interest in and lien upon the Collateral and the other modifications effected herein.

5.       ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

         In addition to the continuing representations, warranties and covenants heretofore and hereafter made by Borrower to Foothill, whether pursuant to the Loan Documents or otherwise, and not in limitation thereof, Borrower hereby represents and warrants to, and covenants with, Foothill as follows (all of which representations, warranties and covenants shall survive the execution and delivery of this Amendment and the material truth and material accuracy of which, or compliance with which, representations, warranties and covenants shall be a continuing condition of the making of advances under the Loan Agreement by Foothill):

         5.1 Final Financing Order. The Final Financing Order has been duly entered, is valid, subsisting and continuing, and has not been vacated, modified, reversed on appeal, or vacated or modified by any order of the Bankruptcy Court, and is not subject to any pending appeal or stay.

         5.2 Use of Proceeds. All advances provided by Foothill to Borrower pursuant to the Financing Orders, the Loan Documents or otherwise, shall be used by the Borrower for, inter alia, Borrower's working capital needs and for other general corporate purposes of Borrower consistent with the terms of the Financing Orders and the Loan Documents.

         5.3 Other Indebtedness. Neither Borrower nor any other Person liable for the Lender Debt is in default in the payment of any amounts at any time due on any material Indebtedness owed by Borrower or in the performance of any other material terms or covenants of any evidence of such Indebtedness or of any mortgage, security agreement, indenture, pledge or other agreement relating thereto or securing such Indebtedness, except for defaults (the "Existing Defaults") either (a) described in the Forbearance Agreement, (b) created by the filing of the Case, (c) existing on or before the Petition Date, or (d) existing under real or personal property leases or equipment financing obligations of the Borrower.

6.       AMENDMENTS.

         6.1 Eligible Domestic Accounts Owed by Amoco. Subsection (a) of the definition of "Eligible Domestic Accounts" in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

                                  (a)      Accounts which the Account Debtor
         has failed to pay within ninety (90) days, or more, of invoice date; provided, however, during the period beginning on the date of Amendment Number One to the Ratification and Amendment Agreement through February 28, 1997, and with regard to Accounts on which the Account Debtor is Amoco, such Accounts shall not be ineligible unless Amoco has failed to pay within one hundred twenty (120) days, or more, of invoice date;






AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT -Page 7

         6.2 Borrowing Base. Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety to read in full as follows:

                                  (a)      Subject to the terms and conditions
         of this Agreement, and so long as no Event of Default has occurred and is continuing, Foothill agrees to make revolving advances to Borrower in an amount not to exceed the Borrowing Base. For purposes of this Agreement, "Borrowing Base" shall mean an amount equal to the sum of the following:

                          (A) eighty percent (80%) of the amount of Eligible Domestic Accounts,

                          (B)     the lesser of Eight Million Dollars
                 ($8,000,000) and sixty-five percent (65%) of the amount of Eligible Insured International Accounts,

                          (C) forty-five percent (45%) of the amount of Eligible Uninsured International Accounts, and

                          (D)     the Overadvance Amount.

         6.3 Interest. Section 2.4 of the Loan Agreement is hereby amended and restated in its entirety, so as to provide, among other things, that the Overadvance Amount will accrue interest at the "Default Rate" and will continue to accrue until the earliest to occur of the end of the Budget Period, the Termination Date, or the closing of the Recapitalization:

                                  (a)      Interest Rate.  All Obligations,
         except for undrawn L/Cs, L/C Guarantees and Overadvance Advances, shall bear interest, on the average Daily Balance, at a rate (the "Contract Rate") of three and one quarter (3.25) percentage points above the Reference Rate.

                                  (b)      Default Rate.  All Obligations,
         except for undrawn L/Cs, L/C Guarantees and Overadvance Advances, shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to seven and one-quarter (7.25) percentage points above the Reference Rate (the "Default Rate"). From and after the occurrence and during the continuance of an Event of Default, the fee provided in Section 2.2(d) shall be increased to a fee equal to seven percent (7%) per annum times the average Daily Balance of the undrawn L/Cs and L/C Guarantees that were outstanding during the immediately preceding calendar month. Overadvance Advances shall bear interest, on the average Daily Balance thereof, at the Default Rate.






AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT -Page 8

                                  (c)      Foothill shall have no obligation to
         make advances hereunder to the extent they would cause the outstanding Obligations to exceed Twelve Million Five Hundred Thousand Dollars ($12,500,000) (the "Maximum Amount").

                                  (d)      Payments.  Interest hereunder, other
         than interest on the Overadvance Amount that accrues at the rate (the "Marginal Rate") determined by subtracting the Contract Rate from the Default Rate, shall be due and payable on the first day of each calendar month during the term hereof. Foothill shall, at its option, charge such interest (other than interest on the Overadvance Amount that accrues at the Marginal Rate), all Foothill Expenses, all Periodic Payments, and all installments due under any note payable to Foothill to Borrower's loan account, which amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder. Interest on the Overadvance Amount that accrues at the Marginal Rate shall be due and payable on the first day of each calendar month during the term hereof, but shall be compounded by becoming a part of the Obligations, and such interest on the Overadvance Amount shall thereafter accrue interest at the rate then applicable hereunder. Without limiting Borrower's obligation to pay fees, Foothill Expenses, or any other Obligations, Borrower promises to pay to Foothill, on or before the Termination Date, the principal amount of Twelve Million Five Hundred Thousand and no/100 Dollars ($12,500,000) or the aggregate unpaid advances made hereunder, whichever is the lesser, in legal and lawful money of the United States of America, together with interest on the outstanding amount thereof, as herein specified.

                                  (e)      Interest at the Marginal Rate.  The
         portion of the Obligations constituting interest that was calculated at the Marginal Rate shall specifically be excluded from the calculations and determinations of the Borrowing Base and the Overadvance Amount.

         6.4 Advances. Section 2.9 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                 2.9 ADVANCES. Subject to the terms and conditions of this Agreement, and so long as no Event of Default has occurred and is continuing, other than the Existing Defaults (as such term is defined in the Final Financing Order), Foothill agrees to make advances up to $12,500,000, inclusive of the Pre-Petition Lender Debt, in the aggregate at any time outstanding, in accordance with the Final Financing Order and the Approved Budget, as such Approved Budget exists from time to time, for a period beginning on the date of entry of the Final Financing Order and ending on the Termination Date.

         6.5 Term. The first sentence of Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety to read in full as follows:






AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT -Page 9

         This Agreement shall become effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on the date (the "Termination Date") that is June 30, 1997, unless sooner terminated pursuant to the terms hereof.

         6.6 Early Termination Premium. Section 3.6 of the Loan Agreement, pertaining to early termination of the Loan Agreement by the Borrower, is hereby deleted in its entirety.

         6.7 Representations and Warranties. Section 5 of the Loan Agreement, pertaining to representations and warranties of the Borrower, is amended by deleting the following representations and warranties:

                 a. Material Adverse Change in Financial Condition. The last sentence of Section 5.9 is hereby deleted in its entirety.

                 b. Solvency. The first sentence of Section 5.10 is hereby deleted in its entirety.

         6.8 Monthly Financial Statements. Section 6.4(a) of the Loan Agreement is amended to provide for the delivery by Borrower to Foothill of a company prepared balance sheet, income statement, and cash flow statement covering Borrower's operations in accordance with the following schedule:


        For the Month Ended                 Due Date:
        -------------------                 ---------
        October, 1996:                      Waived.
        November, 1996:                     February 15, 1997
        December, 1996:                     February 28, 1997
        January, 1997, and thereafter:      Within 45 days after the end
                                            of the applicable month.


         6.9 Financial Covenants. Section 6.13 of the Loan Agreement, pertaining to financial covenants of the Borrower, is hereby deleted in its entirety.

         6.10 Sale of Borrower's Assets. Section 6 of the Loan Agreement is hereby amended by amending and re- stating the following subsections, which had been added to the Loan Agreement previously by the Ratification Agreement:

                 6.16 BUSINESS BROKER. Borrower shall provide to Simmons & Company International ("Simmons"), as soon as available and in any event not later than February 10, 1997, any and all information requested by Simmons necessary for the preparation by Simmons of the offering and sale brochure referenced in Section 6.17 below. Such






AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT -Page 10 information includes, without limitation, Borrower's preliminary, unaudited financial statements for the month and calendar year ended December 31, 1996 and an analysis of the Borrower's operations for the year 1996. Borrower shall diligently seek approval from the Bankruptcy Court of Borrower's motion (the "Retention Motion") to retain Simmons as Borrower's business broker/investment banker for a Recapitalization. Further, upon approval of the Retention Motion, Borrower shall immediately engage Simmons for the purposes of investigating and developing offers and inquiries in connection with the Recapitalization. Borrower also shall provide Foothill with a copy of the letter or other agreement evidencing such engagement immediately upon execution by Borrower and Simmons.

                 6.17 OFFERING AND SALE BROCHURE. Borrower shall deliver to Foothill, as soon as available and in any event not later than March 10, 1997, an offering and sale brochure prepared by Simmons, soliciting a Recapitalization.

                 6.18 RECAPITALIZATION. On or before May 31, 1997, the Borrower shall enter into a definitive agreement, subject to Bankruptcy Court approval, for the consummation of a Recapitalization of Borrower, subject to prior submission to Foothill.

         6.11 Negative Covenants. Section 7 of the Loan Agreement, pertaining to negative covenants of the Borrower, is amended as follows:

                 a. Restrictions on Fundamental Changes. The last sentence of Section 7.3 is hereby amended by adding the following clause:

                 "and Borrower may enter into and consummate a Recapitalization".

                 b. Extraordinary Transactions and Disposal of Assets. The last sentence of Section 7.4 is hereby amended by adding the following clause:

                 "and Borrower may enter into and consummate a Recapitalization".


7.       MISCELLANEOUS.

         7.1 Amendments and Waivers. Neither this Amendment nor any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         7.2 Further Assurances. Borrower shall, at its expense, at any time or times duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements,






AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT -Page 11 instruments and documents, including, without limitation, additional security agreements, collateral assignments, Uniform Commercial Code financing statements or amendments or continuations thereof, landlord's or mortgagee's waivers of liens and consents to the exercise by Foothill of all the rights and remedies hereunder or under any of the other Loan Documents and do or cause to be done such further acts as may be necessary or proper in Foothill's opinion to evidence, perfect, maintain and enforce the security interest and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Amendment, any of the other Loan Documents or the Financing Orders. Upon the request of Foothill, at any time and from time to time, Borrower shall, at its cost and expense, do, make, execute, deliver and record, register or file, financing statements, mortgages, deeds of trust, deeds to secure debt, and other instruments, acts, pledges, assignments and transfers (or cause the same to be done) and will deliver to Foothill such instruments evidencing items of Collateral as may be requested by Foothill.

         7.3 Headings. The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Amendment.

         7.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same agreement.

         7.5 Waiver of Defaults; Additional Events of Default. Foothill hereby acknowledges the existence, as of the date of this Amendment, of the Existing Defaults; and Foothill hereby waives all such Existing Defaults to the extent not previously waived; provided, however, that such waiver shall extend only to the foregoing specific Existing Defaults and not to any other Events of Default existing as of the date of this Amendment. The parties hereto acknowledge, confirm and agree that the failure of Borrower to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by Borrower in connection herewith shall constitute an Event of Default under the Loan Documents.

         7.6 Costs and Expenses. Borrower shall pay to Foothill on demand all reasonable costs and expenses that Foothill pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Amendment, the Financing Orders and the other Loan Documents including, without limitation: (a) costs and expenses (including attorneys' and paralegals' fees and disbursements) of counsel to Foothill; (b) costs and expenses (including attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with this Amendment, the other Loan Documents, the Financing Orders and the transactions contemplated thereby; (c) costs and expenses of lien searches; (d) fees and other charges incurred in connection with the filing of Uniform Commercial Code financing statements and continuations, and other actions to perfect, protect, and continue the security interests and liens of Foothill in the Collateral; (e) sums paid or incurred to pay any amount or take any action required of Borrower under the






AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT -Page 12

Loan Documents or the Financing Orders that the Borrower fails to pay or take;
(f) costs of appraisals, inspections and verifications of the Collateral including, without limitation, travel, lodging, and meals for inspections of the Collateral and the Borrower's operations by Foothill or its agents and to attend court hearings or otherwise in connection with the Case; (g) costs and expenses of preserving and protecting the Collateral; and (h) costs and expenses (including attorneys' and paralegals' fees and disbursements) paid or incurred to obtain payment of the Lender Debt, enforce the security interests and liens of Foothill, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Amendment, the other Loan Documents and the Financing Orders, or to defend any claims made or threatened against Foothill arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by Borrower. All sums provided for in this Section 7.6 shall be part of the Post-Petition Lender Debt, shall be payable on demand, and shall accrue interest from the date paid or incurred at the highest rate of interest then payable under the Loan Documents. Foothill is hereby irrevocably authorized to charge any amounts payable hereunder directly to the accounts maintained by Foothill with respect to Borrower.

         7.7 Effectiveness. This Amendment shall become effective upon the execution hereof by Borrower and Foothill and the entry of the Final Financing Order.

         7.8 Notices. All notices, requests and other communications required to be given hereunder or under any of any of the Loan Documents in writing will be deemed to have been duly given if delivered in accordance with the provisions of Section 12 of the Loan Agreement.

         7.9 Ratification Agreement. This Amendment is the "Amendment Number One to Ratification and Amendment Agreement" referred to in the Final Financing Order, the provisions of which are incorporated into this Amendment by reference for all purposes. This Amendment is entitled to all of the benefits of the Final Financing Order.

         7.10 Conflicts. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement or any of the other Loan Documents, the terms of this Amendment shall govern. In all respects, the Loan Agreement and each of the other Loan
Documents, as amended and supplemented hereby, shall remain in full force and effect.

         7.11 Successors and Assigns. This Amendment shall bind and inure to the benefit of the respective successors and assigns of each of the parties and, in the case of Borrower, including, without limitation, any trustees or other fiduciaries hereafter appointed as Borrower's legal representatives or with respect to the property of Borrower's bankruptcy estate, whether under Chapter 11 of the Code or any subsequent Chapter 7 case, and Borrower's respective successors upon conclusion of the Case.





AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT -Page 13

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                    BORROWER:

                                    GRANT GEOPHYSICAL, INC.,
                                    Debtor and Debtor-in-Possession



                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    FOOTHILL:

                                    FOOTHILL CAPITAL CORPORATION



                                    By:
                                        ---------------------------------------
                                          Thomas Sigurdson, Vice President



Exhibits:

A        -       Summary of Approved Budget
B        -       Alleged Prior Liens
C        -       Peruvian Contracts
D        -       Houston Facility






AMENDMENT NUMBER ONE TO
RATIFICATION AND AMENDMENT AGREEMENT -Page 14

                                   EXHIBIT A
                                       TO
                              AMENDMENT NUMBER ONE
                                       TO
                      RATIFICATION AND AMENDMENT AGREEMENT

                       SUMMARY OF INITIAL APPROVED BUDGET


                                  (Attached.)






EXHIBIT A -Page 1

                EXHIBIT A -- GRANT GEOPHYSICAL US CASH FORECAST

Period Beginning                           1/12/97     0/00/97     0/00/97     0/00/97     0/00/97     2/10/97     2/00/97
                                           -------     -------     -------     -------     -------     -------     -------

******** (ILLEGIBLE COPY) ************










Period Beginning                            March       April        May        June        July       August
                                           -------     -------     -------     -------     -------     -------






******** (ILLEGIBLE COPY) ************


                                   EXHIBIT B
                                       TO
                              AMENDMENT NUMBER ONE
                                       TO
                      RATIFICATION AND AMENDMENT AGREEMENT

                              ALLEGED PRIOR LIENS


                                  (Attached.)






EXHIBIT B -Page 1

                                   EXHIBIT B
                                       TO
                              AMENDMENT NUMBER ONE
                                       TO
                      RATIFICATION AND AMENDMENT AGREEMENT

                              ALLEGED PRIOR LIENS


----------------------------------------------------------------------------------------------------------------------------------
   SECURED PARTY             JURISDICTION             DATE                    COLLATERAL DESCRIPTION                  FILING NO.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.        Sec. of State - Arkansas     2/23/96     All equipment listed in Schedule A, attached to         1003318
                                                                Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter         Sec. of State - Arkansas     6/19/96     All equipment (leased to Grant by Global Charter        1023661
Corporation                                                     Corp.) as described in the Schedule A, attached to
                                                                the Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Input/Output, Inc.          Clerk of Court,         7/13/92     All equipment listed in Schedule A, attached to        09-907729
                        Caddo Parish, Louisiana                 Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
Chrysler Systems            Clerk of Court,         7/31/92     The following equipment pursuant to Lease              26-176489
Leasing, Inc.              Jefferson Parish,                    Agreement No. 10894:  20 -- EXA 8500 8MM Cartridge
                               Louisiana                        Tape Drive; 2 -- SIBMA SAH17-3 4 Devise Enclosure;
                                                                and 1 -- CMD CDU720-7 Unibus/SCSI Controller CDU
                                                                720/T
                                                                (On 10/11/93, Collateral transferred to Tensor
                                                                Geophysical, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,         2/23/96     All equipment listed in Schedule A, attached to        09-935309
                        Caddo Parish, Louisiana                 Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,         2/23/96     All equipment listed in Schedule A, attached to        12-244535
                            Cameron Parish,                     Financing Statement
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,         2/23/96     All equipment listed in Schedule A, attached to        14-01892
                           Claiborne Parish,                    Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,         2/23/96     All equipment listed in Schedule A, attached to       23-96-0295
                       Iberia Parish, Louisiana                 Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,         2/23/96     All equipment listed in Schedule A, attached to        29-793157
                           Lafourche Parish,                    Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,         2/23/96     All equipment listed in Schedule A, attached to        36-103002
                            Orleans Parish,                     Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,         2/23/96     All equipment listed in Schedule A, attached to        36-103003
                            Orleans Parish,                     Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------




EXHIBIT B - PAGE 1

----------------------------------------------------------------------------------------------------------------------------------
   SECURED PARTY             JURISDICTION             DATE                    COLLATERAL DESCRIPTION                  FILING NO.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,          2/23/96     All equipment listed in Schedule A, attached to        39-267808
                         Pointe Coupee Parish,                   Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,          2/23/96     All equipment listed in Schedule A, attached to        45-072842
                          St. Charles Parish,                    Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,          2/23/96     All equipment listed in Schedule A, attached to        45-072843
                          St. Charles Parish,                    Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,          2/23/96     All equipment listed in Schedule A, attached to        50-96-211
                           St. Martin Parish,                    Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,          2/26/96     All equipment listed in Schedule A, attached to       10-2287157
                           Calcasieu Parish,                     Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,          2/26/96     All equipment listed in Schedule A, attached to       17-1115754
                        East Baton Rouge Parish,                 Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,          2/26/96     All equipment listed in Schedule A, attached to        19-29957
                         East Faliciana Parish,                  Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,          2/26/96     All equipment listed in Schedule A, attached to        26-206073
                           Jefferson Parish,                     Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,          2/26/96     All equipment listed in Schedule A, attached to        26-206074
                           Jefferson Parish,                     Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,          2/26/96     All equipment listed in Schedule A, attached to        28-366721
                           Lafayette Parish,                     Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,          2/27/96     All equipment listed in Schedule A, attached to         51-8364
                            St. Mary Parish,                     Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,          2/27/96     All equipment listed in Schedule A, attached to         51-8365
                            St. Mary Parish,                     Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,           3/1/96     All equipment listed in Schedule A, attached to      61-1996000062
                        West Baton Rouge Parish,                 Financing Statement.
                               Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Clerk of Court,           3/5/96     All equipment listed in Schedule A, attached to        55-971578
                          Terrebonne Parish,                    Financing Statement.
                              Louisiana
----------------------------------------------------------------------------------------------------------------------------------
Oyo Geospace                Clerk of Court,          3/27/96     All Debtor's Goods (defined to mean geophones and     17-1116818
Corporation             East Baton Rouge Parish,                 other equipment manufactured by Oyo Geospace
                               Louisiana                         Corporation), etc.
----------------------------------------------------------------------------------------------------------------------------------





EXHIBIT B - PAGE 2

----------------------------------------------------------------------------------------------------------------------------------
   SECURED PARTY             JURISDICTION             DATE                    COLLATERAL DESCRIPTION                  FILING NO.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Global Charter              Clerk of Court,         6/19/96     All equipment (leased to Grant by Global Charter       36-107423
Corporation                 Orleans Parish,                     Corp.) as described in the Schedule A, attached to
                               Louisiana                        the Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Global Charter              Sec. of State -         9/21/93     All equipment (issued pursuant to Sales Agreement      00743645
Corporation                   Mississippi                       between Grant and Global.) as described in the
                                                                Schedule A, attached to the Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
Newcourt Financial          Sec. of State -         12/1/94     All equipment including without limitation,            00849167
USA, Inc.                     Mississippi                       seismic equipment, computers and other equipment
                                                                described in Schedule A (attached to Financing
                                                                Statement) issued pursuant to a conditional sales
                                                                agreement between Grant and Global.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter              Sec. of State -         5/26/95     All equipment (issued pursuant to a lease/purchase     00895256
Corporation                   Mississippi                       agreement between Grant and Global.) as described
                                                                in the Schedule A, attached to the Financing
                                                                Statement.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter              Sec. of State -         6/19/96     All equipment as described in the Schedule A,          01010419
Corporation                   Mississippi                       attached to the Financing Statement.

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Input/Output, Inc.          Sec. of State -         6/22/92     See Schedule A attached to Financing Statement.       92-0622075
                              New Mexico                        (SEE EXHIBIT "D")
----------------------------------------------------------------------------------------------------------------------------------
First Interstate            Sec. of State -         12/1/94     All equipment including without limitation,           94-1201017
Bank of Texas, N.A.           New  Mexico                       seismic equipment, computers and other equipment
                                                                described in Schedule A (attached to Financing
                                                                Statement) issued pursuant to a conditional sales
                                                                agreement between Grant and Global.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter              Sec. of State -         5/30/95     All equipment (issued pursuant to a conditional       95-0530097
Corporation                   New Mexico                        sales agreement between Grant and Global.) as
                                                                described in the Schedule A, attached to the
                                                                Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.             Sec. of State -         2/27/96     All equipment listed in Schedule A, attached to       96-0227032
                              New Mexico                        Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter              Sec. of State -         6/26/96     All equipment as described in the Schedule A,         96-0626051
Corporation                   New Mexico                        attached to the Financing Statement.

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
First Interstate        Oklahoma County Clerk,       6/8/92     Perfection of " ... a purchase money security           N002828
Bank of Texas, N.A.            Oklahoma                         interest in the following:  (1) I/O SYSTEM ONE
                                                                Seismic Recording System per attached Exhibit "A"
                                                                'and its proceeds, including all goods, accounts,
                                                                chattel paper, documents, instruments and contact
                                                                rights.
----------------------------------------------------------------------------------------------------------------------------------
Input/Output, Inc.      Oklahoma County Clerk,      6/19/92     All equipment listed in Schedule A, attached to         N002254
                               Oklahoma                         Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
First Interstate        Oklahoma County Clerk,      12/1/94     All equipment including without limitation,             N003546
Bank of Texas, N.A.            Oklahoma                         seismic equipment, computers and other equipment
                                                                described in Schedule A (attached to Financing
                                                                Statement) issued pursuant to a conditional sales
                                                                agreement between Grant and Global.
----------------------------------------------------------------------------------------------------------------------------------





EXHIBIT B - PAGE 3

----------------------------------------------------------------------------------------------------------------------------------
   SECURED PARTY             JURISDICTION             DATE                    COLLATERAL DESCRIPTION                  FILING NO.
==================================================================================================================================
Global Charter          Oklahoma County Clerk,      5/26/95     All equipment (issued pursuant to a lease/purchase      N001753
Corporation                    Oklahoma                         agreement between Grant and Global.) as described
                                                                in the Schedule A, attached to the Financing
                                                                Statement.
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.         Oklahoma County Clerk,      2/23/96     All equipment listed in Schedule A, attached to         009879
                               Oklahoma                         Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter          Oklahoma County Clerk,      6/19/96     All equipment as described in the Schedule A,           N002248
Corporation                    Oklahoma                         attached to the Financing Statement.
==================================================================================================================================
Master Lease             Sec. of State -Texas       2/12/92     1 -- Newbridge 3624 Channel Bank (24 Channel; 1       92-00027261
Division of Tokai                                               Basic Unit; 1 LGS Card; 1 CSU; and 2 LGS Modules
Financial Services,                                             (Six Pack)).
Inc.
----------------------------------------------------------------------------------------------------------------------------------
Mark Products a          Sec. of State -Texas        5/7/92     179 210 Meter Variable Interval RSC to RSC I/O        92-00090398
Division of Shaw                                                Cable and related Cables and accessories as per
Resource Services,                                              Sales Order 3-003844.
Inc.
----------------------------------------------------------------------------------------------------------------------------------
First Interstate         Sec. of State -Texas       6/19/92     All equipment listed in Schedule A, attached to       92-00122288
Bank of Texas, N.A.                                             Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
Chrysler Systems         Sec. of State - Texas       9/3/92     The following equipment pursuant to Lease             92-00177672
Leasing, Inc.                                                   Agreement No. 10894:  1 -- OMNI 8000 Model 30C2-
                                                                TDV System Including: Software and License; Add-On
                                                                Plotter Upgrade with V80 Interface; and
                                                                Integration Fee and Plot Software.
----------------------------------------------------------------------------------------------------------------------------------
Mark Products a          Sec. of State -Texas       9/16/92     720 P-44 Hydrophone arrays, 10 HZ, 70% damped with    92-00184491
Division of Shaw                                                75 meter lead-in and U-299 connector and related
Resource Services,                                              cables and accessories as per sales order 3-
Inc.                                                            003227.
----------------------------------------------------------------------------------------------------------------------------------
Input/Output, inc.       Sec. of State - Texas      10/27/92    1 ALT-XL, ASSY P/N 136000, S/N 02050                  92-00212202
----------------------------------------------------------------------------------------------------------------------------------
Chrysler Systems         Sec. of State - Texas      12/21/92    As per Schedule A, attached to Financing              92-00245495
Leasing, Inc.                                                   Statement.
----------------------------------------------------------------------------------------------------------------------------------
Master Lease             Sec. of State - Texas       1/5/93     Newbridge 3624 Phone Systems Equipment/Lease          93-00002217
Division of Tokai                                               Number 24055368 6144
Financial Services,
Inc.
----------------------------------------------------------------------------------------------------------------------------------
First Interstate         Sec. of State -Texas       3/22/93     All equipment listed in Schedule A, attached to       93-00055229
Bank of Texas, N.A.                                             Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
Fairfield                Sec. of State - Texas      6/30/93     All collateral on the Exhibit A attached to           93-00126955
Industries,                                                     Financing Statement.
Incorporated
----------------------------------------------------------------------------------------------------------------------------------
Geo Capital Corp.        Sec. of State - Texas      11/19/93    510--CA-1454 Sercel Cables; 100--CA-1474 Sercel       93-00222730
                                                                Cables - 40 meters long; 900--CA1464 55 meter
                                                                Sercel Cables; 10--CA-1445 200 meter Sercel
                                                                Cables; 225--CA1414 35 meter Sercel Cables; 6600
                                                                feet of bulk Sercel Cables; 32--CA-1658 Bay
                                                                Cables; 95--11A-18 Hydrophone Arrays; and 8--
                                                                CA1659 Bay Cable Adapters.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter           Sec. of State - Texas      4/21/94     All equipment (issued pursuant to a lease/purchase    94-00077795
Corporation                                                     agreement between Grant and Global) as described
                                                                in the Schedule A, attached to the Financing
                                                                Statement.
----------------------------------------------------------------------------------------------------------------------------------




EXHIBIT B - PAGE 4

----------------------------------------------------------------------------------------------------------------------------------
   SECURED PARTY             JURISDICTION             DATE                    COLLATERAL DESCRIPTION                  FILING NO.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Newcourt Financial       Sec. of State - Texas      5/20/94     All equipment including without limitation,           94-00100317
USA, Inc.                                                       seismic equipment, computers and other equipment
                                                                described in Schedule A (attached to Financing
                                                                Statement) issued pursuant to a conditional sales
                                                                agreement between Grant and Global.
----------------------------------------------------------------------------------------------------------------------------------
Tricon Capital           Sec. of State - Texas      7/11/94     1 -- SUN SPARC 10/51 to Include:  64MB Ram; 20"       94-00135669
Corp.                                                           Sun Color Monitor; Integrated SCSI Controller;
                                                                Integrated Ethernet Controller; Floppy Disk;
                                                                Speaker Box; AVI Adaptor Cable; Solaris 1.1; 2--
                                                                1.05 GB Internal Disks; Ethernet; 644MB CD-ROM;
                                                                and Sun Answer Book License & Media & Doc.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter           Sec. of State - Texas      11/28/94    All equipment (issued pursuant to a conditional       94-00227406
Corporation                                                     sales agreement 940927 between Grant and Global)
                                                                described as follows:  145 -- MRX/MRX Cables; 6 --
                                                                ALX ALX Cables, 600 meters; and 6 -- ALX near MRX
                                                                Cables, 2 meters.
----------------------------------------------------------------------------------------------------------------------------------
Newcourt Financial       Sec. of State - Texas      11/29/94    All equipment including without limitation,           94-00227866
USA, Inc.                                                       seismic equipment, computers and other equipment
                                                                described in Schedule A (attached to Financing
                                                                Statement) issued pursuant to a conditional sales
                                                                agreement between Grant and Global.
----------------------------------------------------------------------------------------------------------------------------------
Newcourt Financial       Sec. of State - Texas      11/29/94    All equipment (issued pursuant to a conditional       94-00227867
USA, Inc.                                                       sales agreement 940927 between Grant and Global)
                                                                described as follows:  145 -- MRX/MRX Cables; 6 --
                                                                ALX ALX Cables, 600 meters; and 6 -- ALX near MRX
                                                                Cables, 2 meters.
----------------------------------------------------------------------------------------------------------------------------------
Spectra-Physics          Sec. of State - Texas      1/13/95     1-- GEODOLITE 506; 1 -- GEODAT 500; 1 -- Tripod; 1    95-00009001
Laserplane, Inc.,                                               -- Prism Pole; 1 -- Prism; 1 -- HD-Battery; and 1
d/b/a Spectra-                                                  -- Power Cable (Lease # 200613)
Physics Credit
Corp.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter           Sec. of State - Texas      5/26/95     All equipment (issued pursuant to a lease/purchase    95-00105654
Corporation                                                     agreement between Grant and Global.) as described
                                                                in the Schedule A, attached to the Financing
                                                                Statement.
----------------------------------------------------------------------------------------------------------------------------------
NYNEX Credit             Sec. of State - Texas      7/21/95     Certain equipment leased by NYNEX Credit Company      95-00141638
Company                                                         to Grant Geophysical, Inc. pursuant to master
                                                                Lease Agreement dated as of March 1, 1995,
                                                                together with all proceeds thereof, including
                                                                without limitation, proceeds of insurance, which
                                                                equipment is described in Exhibit A attached
                                                                hereto and made a part thereof.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter           Sec. of State - Texas      12/8/95     Ten (10) Remote Signal Coordinators (issued           95-00235187
Corporation                                                     pursuant to a conditional sales agreement between
                                                                Grant and Global.).
----------------------------------------------------------------------------------------------------------------------------------
Oyo Geospace             Sec. of State - Texas       1/8/96     All Debtor's Goods (defined to mean geophones and     96-00005859
Corporation                                                     other equipment manufactured by Oyo Geospace
                                                                Corporation), etc.
----------------------------------------------------------------------------------------------------------------------------------





EXHIBIT B - PAGE 5

----------------------------------------------------------------------------------------------------------------------------------
   SECURED PARTY             JURISDICTION             DATE                    COLLATERAL DESCRIPTION                  FILING NO.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Global Charter           Sec. of State - Texas      1/19/96     All equipment (leased pursuant to a lease/purchase    96-00012974
Corporation                                                     agreement between Grant and Global.) as described
                                                                in the Schedule A, attached to the Financing
                                                                Statement.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter           Sec. of State - Texas      1/25/96     All equipment (leased pursuant to a lease/purchase    96-00016665
Corporation                                                     agreement between Grant and Global.) as described
                                                                in the Schedule A, attached to the Financing
                                                                Statement.
----------------------------------------------------------------------------------------------------------------------------------
FINOVA Capital           Sec. of State - Texas      1/25/96     All equipment as described in the Schedule A,         96-00016814
Corporation                                                     attached to the Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter           Sec. of State - Texas       2/8/96     All equipment (leased by Global to Grant)             96-00025571
Corporation                                                     described as follows:  80 -- RSC/RSC Cables w/6
                                                                Takeouts at 70 meters.
----------------------------------------------------------------------------------------------------------------------------------
Madeline L.L.C.          Sec. of State - Texas      2/23/96     All equipment listed in Schedule A, attached to       96-00035359
                                                                Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter           Sec. of State - Texas      2/29/96     All equipment as described in the Schedule A,         96-00039666
Corporation                                                     attached to the Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
Leica, Inc.              Sec. of State - Texas      3/15/96     "All inventory of goods and merchandise now held      96-00047985
                                                                or hereafter acquired by DEBTOR bearing the
                                                                tradename(s) and/or trademark(s) 'LEICA' and/or
                                                                'CAMBRIDGE INSTRUMENTS' and/or 'WILD LEITZ' either
                                                                singly or in combination with any other word or
                                                                words, together with all additions and accessions
                                                                thereto and all accounts, contact rights,
                                                                documents, instruments, general intangibles and
                                                                chattel papers of DEBTOR now existing or hereafter
                                                                arising out of or with respect to such inventory
                                                                and all proceeds of the foregoing."
----------------------------------------------------------------------------------------------------------------------------------
NYNEX Credit             Sec. of State - Texas      3/31/96     Certain equipment leased by NYNEX Credit Company      95-00062178
Company                                                         to Grant Geophysical, Inc. pursuant to master
                                                                Lease Agreement dated as of March 1, 1995,
                                                                together with all proceeds thereof, including
                                                                without limitation, proceeds of insurance, which
                                                                equipment is described in Exhibit A attached
                                                                hereto and made a part thereof.
----------------------------------------------------------------------------------------------------------------------------------
Forum Financial          Sec. of State - Texas      5/10/96     Equipment Schedule 3300-01:  75 -- Mark Products      96-00092990
Group, Inc.                                                     Telemetry Cables for I/O System, 420 Meters Long
                                                                w(6) KCJ-2M Right Angle Takeouts Terminated
                                                                w/Amphib 20P-16S Connectors serial numbers SC3342-
                                                                001 thru SC3342-075; and 2-- Mark Products SC
                                                                Drawings.
----------------------------------------------------------------------------------------------------------------------------------





EXHIBIT B - PAGE 6

----------------------------------------------------------------------------------------------------------------------------------
   SECURED PARTY             JURISDICTION             DATE                    COLLATERAL DESCRIPTION                  FILING NO.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Forum Financial          Sec. of State - Texas      6/10/96     Equipment Schedule 3300-03:  670  -- Mark Products    96-00114802
Group, Inc.                                                     Telemetry 388 Line Cables 726' long with (e) LPM-
                                                                4M Right Angle Takeouts at 242' Intervals &
                                                                Terminated Each End with Amphib 165 connectors
                                                                serial numbers 9748-01-001 thru 9748-01-190, 9748-
                                                                03-001 thru 9748-03-190, 9748-04-001 thru 9748-04-
                                                                290; 4 -- Mark Products SC Drawings; and 32 --
                                                                Mark Products telemetry 388 Transverse Cables
                                                                1000' Long Terminated Each End with Amphib 16S
                                                                Connectors.
----------------------------------------------------------------------------------------------------------------------------------
Forum Financial          Sec. of State - Texas      6/17/96     All equipment listed in Attachment A to Financing     96-00118906
Group, Inc.                                                     Statement.
----------------------------------------------------------------------------------------------------------------------------------
Global Charter           Sec. of State - Texas      6/18/96     All equipment as described in the Schedule A,         96-00120781
Corporation                                                     attached to the Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
General Electric         Sec. of State - Texas       7/2/96     Equipment described on Schedule to UCC-1 attached     96-00128745
Capital Corporation                                             to Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
LINC Anthem              Sec. of State - Texas      10/9/96     All equipment as described in the Schedule A,         96-00201223
Corporation                                                     attached to the Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
AT&T Capital             Sec. of State - Texas      10/9/96     All equipment as described in the Schedule A,         96-00201224
Leasing Corporation                                             attached to the Financing Statement.
----------------------------------------------------------------------------------------------------------------------------------
WINR Business            Sec. of State - Texas      10/26/96    100 - Telemetry 388 Line Cable 726' Long with (3)     96-00212336
Credit Corporation                                              LPM-4M-RA Takeout at 247' Intervals Terminated
                                                                with Amphib 16S Connectors; S/N 3-000138-001 thru
                                                                3-000138-100; 2 -- SC Drawings (Lease Agreement
                                                                Number:  020-0002021001
----------------------------------------------------------------------------------------------------------------------------------





EXHIBIT B - PAGE 7

                                   EXHIBIT C
                                       TO
                              AMENDMENT NUMBER ONE
                                       TO
                      RATIFICATION AND AMENDMENT AGREEMENT

                               PERUVIAN CONTRACTS





1. Contrato Ndegrees PER-13-12, suscrito el 29.03.96 con Mobil Exploration and Producing Peru Inc., Sucursal Peruana.

2. Contrato Ndegrees PER-16-12, suscrito el 29.03.96 con Mobil Exploration and Producing Peru Inc., Sucursal Peruana.

3. Contrato de fecha 27.02.96, con Chevron Overseas Petroleum (Peru) Limited, Sucursal del Peru.

4.       Contrato de fecha 27.06.96 con Pluspetrol Peru Corp., Sucursal del
         Peru.





EXHIBIT C -Page 1

                                   EXHIBIT D

                                       TO

                              AMENDMENT NUMBER ONE

                                       TO

                      RATIFICATION AND AMENDMENT AGREEMENT


                                HOUSTON FACILITY


                                  (ATTACHED.)





EXHIBIT D -Page 1

                                  EXHIBIT D



All that certain tract or parcel containing 3.001 acres (130,740 square feet) of land in the W.C.R.R. Co. Survey, A-902, Harrison County, Texas, being a portion of Block 2, Unrestricted Reserve "B", Park Ten, Section One, a subdivision of record in Volume 214, Page 66, of the Harris County Map Records, said 3.001 acres (130,740 square feet) being more particularly described by metes and bounds as follows, basing all bearings upon the Texas Coordinate System, South Central Zone, to-wit:

COMMENCING FOR REFERENCE at a 5/8" iron rod found marking the intersection of the north right of way (R-O-W) line of Park Row (65' wide) with the west line of said Park Ten, Section One;

THENCE N. 88 degrees 42' 43" E, 37.04 feet along the north R-O-W line of Park Row to a 5/8" iron rod marking the southwest corner and PLACE OF BEGINNING of the tract herein described;

THENCE N 1 degree 50' 57" W, 375.01 feet to a 5/8" iron rod found in the fenced north line of said Park Ten, Section One;

THENCE N 88 degrees 39' 36" E, 248.86 feet along said fenced north line to a U.S. Engineering Department concrete monument for corner;

THENCE S 2 degrees 38' 16" E, 32.59 feet along a fence to a U.S. Engineering Department concrete monument for corner;

THENCE N 88 degrees 38' 58" E, 108.39 feet along the fenced north line of Park Ten, Section One, to a 5/8" iron rod found for northeast corner;

THENCE S 1 degeree 55' 33" E, 342.77 feet to a 5/8" iron rod found for southeast corner in the north R-O-W line of Park Row;

THENCE S 88 degrees 42' 43" W, 358.17 feet along the north R-O-W line of Park Row to the PLACE OF BEGINNING and containing 3.001 acres (130,740 square feet) of land.